                                                                    EXHIBIT 10.3


                      NOTE AND WARRANT PURCHASE AGREEMENT

                                BY AND BETWEEN

                                NAVISITE, INC.

                                      AND

                                  CMGI, INC.


                               DECEMBER 12, 2000


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                    Page
                                                                                                    ----
1.   PURCHASE AND SALE OF NOTES; GRANT OF WARRANTS...........................................          2

               (a)  Purchase and Sale of Notes...............................................          2
               (b)  Grant of Warrants........................................................          2

2.   CLOSING.................................................................................          2

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................          2

               (a)  Organization, Good Standing and Qualification............................          3
               (b)  Capitalization...........................................................          3
               (c)  Due Authorization........................................................          4
               (d)  SEC Reports; Financial Statements........................................          4
               (e)  Valid Issuance of Stock..................................................          4
                         (i)   Valid Issuance................................................          4
                         (ii)  Compliance with Securities Laws...............................          5
               (f)  Governmental Consents....................................................          5
               (g)  Non-Contravention........................................................          5
               (h)  Litigation...............................................................          6
               (i)  Compliance with Law......................................................          6
               (j)  Absence of Certain Changes...............................................          6
               (k)  Invention Assignment and Confidentiality Agreement.......................          6
               (l)  Intellectual Property....................................................          6
                         (i)   Ownership of Right to Use.....................................          6
                         (ii)  Licenses; Other Agreements....................................          6
                         (iii) No Infringement...............................................          7
               (m)  Registration Rights......................................................          7
               (n)  Title to Property and Assets.............................................          7
               (o)  Tax Matters..............................................................          7
               (p)  Environmental and Safety Laws............................................          8
               (q)  ERISA....................................................................          8
               (r)  Employment Matters.......................................................          8
               (s)  Subsidiaries.............................................................          8
               (t)  Brokers and Finders......................................................          8

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.........................................          8

               (a)  Organization, Good Standing and Qualification............................          8
               (b)  Due Authorization........................................................          9
               (c)  Governmental Consents....................................................          9
               (d)  Non-Contravention........................................................          9
               (e)  Purchase for Own Account.................................................          9

               (f)  Investment Experience......................................................      9
               (g)  Accredited Investor Status.................................................     10
               (h)  Restricted Securities......................................................     10

5.   COVENANTS.................................................................................     10

               (a)  Meeting of Stockholders; Stockholder Approval..............................     10
               (b)  Deferral of Conversion and Exercise........................................     10
               (c)  Reservation of Shares......................................................     11
               (d)  Use of Proceeds from Second Payment........................................     11
               (e)  Grant of Warrants..........................................................     11
               (f)  Notice of Issuance of Securities...........................................     11

6.   INDEMNIFICATION...........................................................................     12

               (a)  Agreement  to Indemnify....................................................     12
                         (i)    Company Indemnity..............................................     12
                         (ii)   Purchase Indemnity.............................................     12
                         (iii)  Equitable Relief...............................................     12
                         (iv)   Remedies Exclusive.............................................     12
               (b)  Survival...................................................................     12
               (c)  Claims for Indemnification.................................................     13
               (d)  Defense of Claims..........................................................     13
               (e)  Certain Definitions........................................................     14

7.   MISCELLANEOUS.............................................................................     15

               (a)  Legends....................................................................     15
               (b)  Specific Performance.......................................................     15
               (c)  Transferability of Notes, Warrants and Shares..............................     16
               (d)  Use of Proceeds............................................................     16
               (e)  Filing of Reports..........................................................     16
               (f)  Assignment; Successors and Assigns.........................................     16
               (g)  Governing Law..............................................................     16
               (h)  Counterparts...............................................................     16
               (i)  Headings...................................................................     16
               (j)  Notices....................................................................     16
               (k)  Amendments and Waivers.....................................................     17
               (l)  Severability...............................................................     17
               (m)  Entire Agreement...........................................................     17
               (n)  Further Assurances.........................................................     18
               (o)  Construction...............................................................     18
               (p)  Fees, Costs an Expenses....................................................     18
               (q)  Dispute Resolution.........................................................     18
               (r)  Index of Defined Terms.....................................................     19

EXHIBIT A - FORM OF INITIAL NOTE.....................................   A-1

EXHIBIT B - FORM OF SECOND NOTE......................................   B-1

EXHIBIT C - FORM OF COMMON STOCK WARRANT NO. 1.......................   C-1

EXHIBIT D - FORM OF COMMON STOCK WARRANT NO. 2.......................   D-1

EXHIBIT E - FORM OF INVESTOR RIGHTS AGREEMENT AMENDMENT  NO. 2.......   E-1

EXHIBIT F - FORM OF SUBORDINATION AGREEMENT..........................   F-1

EXHIBIT G - FORM OF HALE AND DORR OPINION............................   G-1

                               NOTE AND WARRANT
                              PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement (this "Agreement") is made and entered
                                                 ---------
into as of December 12, 2000 by and between NaviSite, Inc., a Delaware corporation (the "Company"), and CMGI, Inc., a Delaware corporation (the
                  -------
"Purchaser").
 ---------

WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, (i) a subordinated, unsecured, convertible note in the principal amount of $50,000,000, substantially in the form attached hereto as Exhibit A (the "Initial Note") and (ii) a subordinated, unsecured,
   ---------       ------------
convertible note in the principal amount of $30,000,000, substantially in the form attached hereto as Exhibit B (the "Second Note," together with the Initial
                        ---------       -----------
Note, the "Notes");
           -----

WHEREAS, as an inducement for the Purchaser to enter into this Agreement, the Company shall grant to the Purchaser on December 15, 2000 (i) a warrant to purchase a number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), equal to $12,000,000 divided by the Closing Price
            ------------
(as defined in Section 1(a) hereof) at an exercise price equal to 125% of the Closing Price, substantially in the form attached hereto as Exhibit C ("Warrant
                                                            ---------   -------
No. 1") and (ii) a warrant to purchase a number of shares of Common Stock equal
-----
to $12,000,000 divided by the Closing Price at an exercise price equal to 150% of the Closing Price, substantially in the form attached hereto as Exhibit D
                                                                   ---------
("Warrant No. 2," together with Warrant No. 1, the "Warrants");
  -------------                                     --------

WHEREAS, simultaneously with execution of, and as an inducement for the Purchaser to enter into, this Agreement, the Company and the Purchaser are entering into an amendment of the Investor Rights Agreement, dated as of October 27, 1999 and amended on June 8, 2000 (the "Investor Rights Agreement"),
                                           -------------------------
substantially in the form attached hereto as Exhibit E (the "Amendment"), to
                                             ---------       ---------
provide that the Common Stock issuable upon election of the Company to pay interest on the Notes in Common Stock (the "Interest Payment Shares"), upon
                                            -----------------------
conversion of the Notes (the "Conversion Shares") or upon exercise or conversion
                              -----------------
of the Warrants (the "Warrant Shares," together with the Interest Payment Shares
                      --------------
and the Conversion Shares, the "Shares") are "Registrable Shares" within the
                                ------        ------------------
meaning set forth in the Investor Rights Agreement; and

WHEREAS, simultaneously with execution of this Agreement, the Company and the Purchaser are entering into a Subordination Agreement substantially in the form attached hereto as Exhibit F (the "Subordination Agreement") to set forth the
                   ---------       -----------------------
relative rights of the Purchaser with respect to the indebtedness and obligations of the Company;

NOW, THEREFORE, in consideration of the foregoing recitals and the representations, warranties, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   PURCHASE AND SALE OF NOTES; GRANT OF WARRANTS.

          (a)  Purchase and Sale of Notes. Simultaneously with the execution and
               --------------------------
delivery of this Agreement at the Initial Closing (as defined in Section 2(a) hereof), the Purchaser shall deliver $50,000,000 (the "Initial Payment") to the
                                                       ---------------
Company against delivery of the Initial Note to the Purchaser by the Company. At the Second Closing (as defined in Section 2(b) hereof), the Purchaser shall deliver $30,000,000 (the "Second Payment") to the Company against delivery of
                          --------------
the Second Note. The Notes shall be convertible, in accordance with their terms, into Common Stock at a conversion price (the "Conversion Price") equal to 120%
                                              ----------------
of the average of the closing prices per share of the Common Stock as reported on the Nasdaq National Market on the five consecutive trading days ending on December 14, 2000 (the "Closing Price").
                        -------------

          (b)  Grant of Warrants. On December 15, 2000, the Company shall grant
               -----------------
to the Purchaser, and the Purchaser shall accept from the Company, the Warrants.

2.   CLOSING.

          (a) The closing of the purchase and sale of the Initial Note (the "Initial Closing") shall take place at the offices of Skadden, Arps, Slate,
 ---------------
Meagher & Flom LLP, One Beacon Street, Boston, Massachusetts at 10:00 a.m., Boston time, on December 12, 2000 (the "Initial Closing Date"). At the Initial
                                        --------------------
Closing, (i) the Purchaser shall deliver the Initial Payment to the Company by wire transfer of immediately available funds against delivery by the Company to the Purchaser of the Initial Note, (ii) the Company and the Purchaser shall enter into the Amendment, (iii) the Company and the Purchaser shall enter into the Subordination Agreement, and (iv) Hale and Dorr LLP, counsel to the Company, shall deliver in writing an opinion substantially in the form set forth as Exhibit G hereto.
---------

          (b) The closing of the purchase and sale of the Second Note (the "Second Closing") shall take place at the offices of Skadden, Arps, Slate,
 --------------
Meagher & Flom, LLP, One Beacon Street, Boston, Massachusetts within five business days of the date on which the Company provides notice to the Purchaser of the Company's election to hold the Second Closing. At the Second Closing, (i) the Purchaser shall deliver the Second Payment to the Company by wire transfer of immediately available funds against delivery by the Company to the Purchaser of the Second Note and (ii) Hale and Dorr LLP, counsel to the Company, shall deliver in writing an opinion substantially in the form set forth as Exhibit G
                                                                     ---------
hereto.


3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser, as of the date hereof, December 15, 2000 and the date of the Initial Closing and the Second Closing, as the case may be, that, except as set forth in the Disclosure Letter from the Company to the Purchaser dated as of the date of this Agreement (the "Disclosure Letter"):
                                                       -----------------

          (a)  Organization, Good Standing and Qualification. The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to
(i) carry on its business as currently conducted and as proposed to be conducted by the Company in its Company Reports (as defined in Section 3(d)(iii) hereof) and (ii) enter into this Agreement, the Amendment, the Subordination Agreement, the Notes and the Warrants and consummate the transactions contemplated hereby and thereby. Each of the Company and its subsidiaries is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on the Company. As used in this Agreement, "Material Adverse Effect" means a material adverse effect on, or a
            -----------------------
material adverse change in, or a series of events which, in the aggregate, has a material adverse effect on or change in, the business, financial condition, results of operations, assets or liabilities of the applicable party and its subsidiaries, taken as a whole.

          (b)  Capitalization. As of December 8, 2000, the authorized capital
               --------------
stock of the Company consisted of: (i) 150,000,000 shares of Common Stock, of which 58,642,348 shares are issued and outstanding and (ii) 5,000,000 shares of preferred stock, par value $0.01 per share, of which none are issued and outstanding. All of such shares of capital stock have been duly authorized for issuance, and all of such shares which are issued and outstanding have been validly issued and are fully paid, nonassessable and free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof. The Company has reserved: (i) 11,124,424 shares of Common Stock for issuance to officers, directors, employees, consultants or Affiliates (as defined in Section 6(e)(i) hereof) under the Company's 1998 Equity Incentive Plan, of which 9,270,890 are subject to outstanding options granted thereunder;
(ii) 250,000 shares of Common Stock for issuance to non-employee directors of the Company under the Company's 1998 Director Stock Option Plan, of which 150,000 are subject to outstanding options granted thereunder; (iii) 500,000 shares of Common Stock for issuance to non-employee directors of the Company under the Company's 1999 Stock Option Plan for Non-Employee Directors, of which 30,000 are subject to outstanding options granted thereunder; (iv) 1,000,000 shares of Common Stock for issuance under the Company's 2000 Stock Option Plan, of which 796,185 are subject to outstanding options granted thereunder; and (v) 100,000 shares of Common Stock for issuance under the Company's Employee Stock Purchase Plan, of which 71,237 are issued and outstanding. All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, are duly authorized and will be validly issued, fully paid and nonassessable. There are no other equity securities, options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such equity security, option, warrant, call, right, commitment or agreement. To the best knowledge of the Company, there are no stockholder agreements, voting agreements or voting trusts relating to any shares of capital stock of the Company.

          (c)  Due Authorization. All corporate action on the part of the
               -----------------
Company necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under, this Agreement, the Amendment, the Subordination Agreement, the Notes and the Warrants has been taken, and this Agreement, the Amendment, the Subordination Agreement, the Notes and the Warrants constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except
(i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (B) the effects of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

          (d)  SEC Reports; Financial Statements. The Company has previously
               ---------------------------------
furnished or made available to the Purchaser its (i) Annual Report on Form 10-K for the fiscal year ended July 31, 2000, (ii) Definitive Proxy Statement filed with the Securities and Exchange Commission (the "SEC") on November 16, 2000 and
(iii) all other periodic and current reports filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
                                                            ------------
since October 21, 1999, in each case, as amended through the date hereof (collectively, the "Company Reports"). As of their respective dates the Company
                    ---------------
Reports (or, if any of the Company Reports shall have been amended, as of the date of such amendment), complied in all material respects with applicable requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. The Company has timely filed with the SEC, and the Company Reports constitute, all reports required to be filed under Sections 13, 14 or 15(d) of the Exchange Act since October 21, 1999. The audited financial statements and unaudited interim financial statements of the Company included in the Company Reports (i) comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), (iii) fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein and (iv) are consistent with the books and records of the Company.

          (e)  Valid Issuance of Stock.
               -----------------------

               (i)  Valid  Issuance. The Shares have been duly and validly
                    ---------------
reserved for issuance and, upon issuance, sale and delivery in accordance with the terms of the Notes or the Warrants, as the case may be, will be duly and validly issued, fully paid, nonassessable and free of preemptive rights binding on the Company.

               (ii) Compliance with Securities Laws. Assuming the correctness of
                    -------------------------------
the representations made by the Purchaser in Section 4 hereof, no change in applicable law and no unlawful distribution of the Notes, the Warrants or the Shares by the Purchaser or other Persons, the Notes, the Warrants and the Shares will be issued to the Purchaser in compliance with applicable exemptions from
(A) the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") and (B) the registration and
                          --------------
qualification requirements of all applicable securities laws of the states of the United States. As used in this Agreement, "Person" shall mean any
                                               ------
individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          (f)  Governmental Consents. No consent, approval, order or
               ---------------------
 authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or any of its subsidiaries is required in connection with the consummation of the transactions contemplated by this Agreement, the Amendment, the Subordination Agreement, the Notes or the Warrants, except (i) as may be required under the Securities Act and the rules and regulations thereunder and all applicable state securities laws in connection with the transactions contemplated by this Agreement and (ii) for such consents, approvals, orders, authorizations, qualifications, designations, declarations or filings the failure of which to obtain or make, individually or in the aggregate, would not have a Material Adverse Effect on the Company. All such consents, approvals, orders, authorizations and qualifications will be effective and all such designations, declarations and filings will be made within the time prescribed by law.

          (g)  Non-Contravention. The execution, delivery and performance by the
               -----------------
Company of this Agreement, the Amendment, the Subordination Agreement, the Notes and the Warrants, and the consummation by the Company of the transactions contemplated hereby and thereby, do not: (i) contravene or conflict with the Company's Certificate of Incorporation, as amended (the "Certificate"), or the
                                                         -----------
Company's By-Laws; (ii) constitute a violation of any provision of any federal, state, local or foreign law or rule, regulation or requirement binding upon or applicable to the Company or any of its subsidiaries; (iii) constitute a violation of any rule, regulation or requirement of the National Association of Securities Dealers, Inc. ("NASD"); or (iv) constitute a default or require any
                           ----
consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Company or any of its subsidiaries is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company or any such subsidiary under, any contract to which the Company or such subsidiary is a party or any permit, license or similar right relating to the Company or such subsidiary or by which the Company or such subsidiary may be bound or affected, except any such default, consent, right of termination, cancellation or acceleration, loss or lien, claim or encumbrance which, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

          (h)  Litigation. Except as disclosed in the Company Reports, there is
               ----------
no action, suit, proceeding, claim, arbitration or investigation (each, an "Action") pending or, to the Company's best knowledge, threatened: (i) against
 ------
the Company or any of its subsidiaries, or any officer, director or employee of the Company or any of its subsidiaries in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company or such subsidiary; or (ii) against the Company or any of its subsidiaries, or any officer, director or employee of the Company or any of its subsidiaries that seeks to prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.

          (i)  Compliance with Law. Each of the Company and its subsidiaries is
               -------------------
in material compliance with all applicable statutes, laws, regulations and executive orders.

          (j)  Absence of Certain Changes. Since July 31, 2000, the businesses
               --------------------------
and operations of the Company and each of its subsidiaries have been conducted in the ordinary course consistent with past practice and there has not been or occurred any event or condition which, individually or in the aggregate, would have a Material Adverse Effect on the Company.

          (k)  Invention Assignment and Confidentiality Agreement. Each
               --------------------------------------------------
employee and consultant or independent contractor of the Company or any of its subsidiaries whose material duties include the development of products or Intellectual Property (as defined in Section 3(l)(i) hereof), and each former employee and consultant or independent contractor whose material duties included the development of products or Intellectual Property, has entered into and executed an invention assignment and confidentiality agreement or an employment or consulting agreement containing terms with respect to invention assignments and confidentiality.

          (l)  Intellectual Property.
               ---------------------

               (i)  Ownership or Right to Use. The Company or one of its
                    -------------------------
subsidiaries has sole title to and owns, or is licensed or otherwise possesses legally enforceable rights to use, or reasonably expects that it will be able to obtain licenses or legally enforceable rights to use, all patents or patent applications, software, know-how, registered or unregistered trademarks and service marks and any applications therefor, registered or unregistered copyrights and trade names and any applications therefor, trade secrets or other confidential or proprietary information ("Intellectual Property") necessary to
                                          ---------------------
enable the Company and its subsidiaries to carry on their respective businesses as currently conducted or as proposed to be conducted except where the failure to own or have rights to use such Intellectual Property would not have a Material Adverse Effect on the Company or except as disclosed in the Company Reports.

               (ii) Licenses; Other Agreements. Neither the Company nor any of
                    --------------------------
its subsidiaries is currently subject (whether as licensor or licensee) to any exclusive licenses (whether such exclusivity is temporary or permanent) to any material portion of the Intellectual Property utilized by the Company or any of its subsidiaries. There are not outstanding any licenses or agreements of any kind relating to the license by the Company of any Intellectual

Property owned by the Company or any of its subsidiaries, except for agreements with customers of the Company or any such subsidiary entered into in the ordinary course of business. Neither the Company nor any of its subsidiaries is obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Intellectual Property (other than off-the-shelf commercial applications), except as it may be so obligated in the ordinary course of its business.

               (iii) No Infringement. Neither the Company nor any of its
                     ---------------
subsidiaries is violating or infringing, and neither the Company nor any of its subsidiaries has received any communication alleging that either the Company, any of its subsidiaries or any of their respective employees or consultants has violated or infringed, any Intellectual Property of any other Person which would reasonably be expected to have a Material Adverse Effect on the Company.

          (m)  Registration Rights. Except as provided in the Investor Rights
               -------------------
Agreement, as amended, the Company has not granted or agreed to grant to any Person any rights (including piggyback registration rights) to have any securities of the Company registered with the SEC or registered or qualified with any other governmental authority.

          (n)  Title to Property and Assets. The properties and assets owned by
               ----------------------------
the Company and each of its subsidiaries are owned by the Company or such subsidiary free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests, except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests that arise in the ordinary course of business and do not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole. With respect to the property and assets it leases, each of the Company and its subsidiaries is in compliance with such leases in all material respects.

          (o)  Tax Matters.
               -----------

               (i) There have been no examinations or audits of any of the Company's tax returns or reports by any federal, state or local governmental agency having jurisdiction over the Company. The Company and its subsidiaries have filed all federal, state, county and local tax returns required to have been filed by them and paid, or made provision for, all taxes shown to be due on such returns except such taxes which are being contested in good faith by the Company. There are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

               (ii) The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a collapsible
                                       ----
corporation pursuant to Section 1362(a) or Section 341(f) of the Code, respectively, nor has it made any other elections pursuant to the Code (other than elections which relate solely to matters of accounting, depreciation or amortization) which would reasonably be expected to have a Material Adverse Effect on the Company.

          (p)  Environmental and Safety Laws. The Company is not in violation of
               -----------------------------
any applicable statute, law or regulation relating to the environment or occupational health and safety which would reasonably be expected to have a Material Adverse Effect on the Company.

          (q)  ERISA. The Company does not sponsor or participate in any
               -----
employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Company is not required to contribute to any
                   -----
"multiemployer plan" as defined in ERISA Section 3(37), nor has the Company ever contributed to or withdrawn from such a multiemployer plan.

          (r)  Employment Matters. The Company (i) has withheld all amounts
               ------------------
required by law or agreement to be withheld from wages, salaries and other payments to its employees and former employees or has remedied any failure to do so, (ii) is not liable for any arrearages of wages and (iii) is not liable for taxes or penalties for failure to withhold or pay wages when due. There are no complaints pending or, to the Company's knowledge, threatened before any governmental authority alleging unfair labor practices or unlawful discrimination nor, to the Company's knowledge, is there any basis for any such claim. There are no existing or, to the Company's knowledge, threatened labor strikes, disputes, grievances, controversies or other labor troubles affecting the Company which would individually or in the aggregate, have a Material Adverse Effect on the Company. The Company is not a party to any collective bargaining agreement with any labor union.

          (s)  Subsidiaries. Section 3(s) of the Disclosure Letter sets forth
               ------------
all other Persons in which the Company (i) presently owns or controls, directly or indirectly, more than a one percent interest or (ii) has the right or option to acquire more than a one percent interest.

          (t)  Brokers and Finders. The Company has not incurred any obligation
               -------------------
or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement or any of the transactions contemplated hereby.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company, as of the date hereof, December 15, 2000 and the date of the Initial Closing and the Second Closing, as the case may be, that:

          (a)  Organization, Good Standing and Qualification. The Purchaser is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority required to (i) carry on its business as presently conducted and (ii) enter into this Agreement, the Amendment and the Subordination Agreement and consummate the transactions contemplated hereby and thereby.

          (b)  Due Authorization. This Agreement, the Amendment and the
               -----------------
Subordination Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement, the Amendment and the Subordination Agreement constitute valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, except (i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (B) the effects of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

          (c)  Governmental Consents. No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Purchaser is required in connection with the consummation of the transactions contemplated by this Agreement, the Amendment and the Subordination Agreement. All such consents, approvals, orders, authorizations and qualifications and all such designations, declarations and filings will be made within the time prescribed by law.

          (d)  Non-Contravention. The execution, delivery and performance of
               -----------------
this Agreement, the Amendment and the Subordination Agreement by the Purchaser, and the consummation by the Purchaser of the transactions contemplated hereby and thereby, do not: (i) contravene or conflict with the Purchaser's Certificate of Incorporation, as amended, or the Purchaser's By-Laws, as amended; (ii) constitute a violation of any provision of any federal, state, local or foreign law binding upon or applicable to the Purchaser; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Purchaser is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Purchaser under, any contract to which the Purchaser is a party or any permit, license or similar right relating to the Purchaser or by which the Purchaser may be bound or affected, except any such default, consent, right of termination, cancellation or acceleration, loss or lien, claim or encumbrance which, individually or in the aggregate, would not have a Material Adverse Effect on the Purchaser.

          (e)  Purchase for Own Account. The Notes, the Warrants and any of the
               ------------------------
Shares acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. The Purchaser has not been formed for the specific purpose of acquiring the Notes, the Warrants or the Shares.

          (f)  Investment Experience. The Purchaser understands that the
               ---------------------
acquisition of the Notes, the Warrants and the Shares involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in any of the Notes, the Warrants and the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in any of the Notes, the Warrants and the Shares and protecting its own interests in connection with this investment.

          (g)  Accredited Investor Status. The Purchaser is an "accredited
               --------------------------
investor" within the meaning of Regulation D promulgated under the Securities
Act.

          (h)  Restricted Securities. The Purchaser understands that (i) the
               ---------------------
Notes, the Warrants and the Shares are characterized as "restricted securities" under the Securities Act, inasmuch as they are being acquired from the Company in a transaction not involving a public offering and (ii) under the Securities Act and applicable rules and regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

 5.  COVENANTS.

          (a)  Meeting of Stockholders; Stockholder Approval. If stockholder
               ---------------------------------------------
approval or ratification of the issuance of the Notes, the issuance of the Conversion Shares, the grant of the Warrants or the issuance of the Warrant Shares, as the case may be, is or becomes required by any law, rule or regulation applicable to the Company or by the Company's Certificate or By-Laws, the Company, acting through its board of directors (the "Board"), shall:
                             -----
               (i) after the Company determines that such stockholder approval or ratification is or becomes so required, promptly prepare and file with the SEC a proxy statement covering the solicitation of proxies for use at the Stockholders' Meeting (defined in Section 5(a)(ii) hereof) (the "Proxy
                                                                 -----
Statement") and respond to any comments of the SEC with respect to the Proxy
---------
Statement and cause the Proxy Statement to be mailed to its stockholders;

               (ii) promptly and duly, after the Company determines that such stockholder approval or ratification is or becomes so required, call, give notice of, convene and hold as soon as practicable following the clearance of the Proxy Statement by the SEC a meeting of its stockholders (the "Stockholders'
                                                                   ------------
Meeting") for the purpose of voting to approve or ratify the issuance of the
-------
Notes, the issuance of the Conversion Shares, the grant of the Warrants or the issuance of the Warrant Shares, as the case may be, and shall use its best efforts to obtain such stockholder approval or ratification; and


               (iii) recommend approval or ratification, as applicable, of the issuance of the Notes, the issuance of the Conversion Shares, the grant of the Warrants or the issuance of the Warrant Shares, as the case may be, and include such recommendation in the Proxy Statement, and take all lawful action to solicit such stockholder approval or ratification; provided that, the
                                                   -------------
Stockholders' Meeting shall be held even if the Board withdraws its recommendation of such approval or ratification.

          (b)  Deferral of Conversion and Exercise. Upon receipt of notice from
               -----------------------------------
the Company that stockholder approval or ratification of the issuance of the Notes, the issuance of the Conversion Shares, the grant of the Warrants or the issuance of the Warrant Shares is required by any law, rule or regulation, and until the earlier of (i) 90 days after receipt of such notice or (ii) the date on which the Company obtains such required stockholder approval or ratification, the Purchaser shall not convert the Notes or exercise or convert the Warrants, to the extent that they have not been converted or exercised prior to the time such notice is received by the Purchaser.

          (c)  Reservation of Shares. The Company will at all times reserve and
               ---------------------
keep available, solely for issuance and delivery upon the conversion of the Notes and exercise or conversion of the Warrants, all such shares of Common Stock, or such other stock, securities and property as from time to time are issuable upon the conversion of the Notes and exercise or conversion of the Warrants. The Company will not avoid or seek to avoid the observance or performance of any of the terms of the Notes or the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Purchaser thereunder. In addition, the Company will promptly take all commercially reasonable action as may from time to time be required in order to permit the Purchaser to convert the Notes and exercise or convert the Warrants and to duly and effectively issue shares of Common Stock pursuant thereto, including, without limitation, complying with any applicable premerger notification, reporting and waiting period requirements specified in 15 U.S.C.
Section 18a and all regulations promulgated thereunder, with costs associated with compliance with such requirements to be borne by the Company.

          (d)  Use of Proceeds from Second Payment. The proceeds from the Second
               -----------------------------------
Payment delivered by the Purchaser to the Company against delivery of the Second Note at the Second Closing shall be used by the Company solely to satisfy its obligations under the Master Equipment Lease Agreement No. 35076 between the Company and Fleet Capital Corporation (the "Master Lease Agreement").
                                            ----------------------

          (e)  Grant of Warrants. On December 15, 2000, the Company shall grant
               -----------------
and deliver the Warrants to the Purchaser.

          (f)  Notice of Issuance of Securities. The Company shall not issue any
               --------------------------------
securities from the date of this Agreement until the conversion of the Notes, in their entirety, and the exercise or conversion of the Warrants, in their entirety, without providing ten days' prior written notice to the Purchaser; provided that, the Company shall not be required to provide any such notice in
-------- ----
connection with (i) any issuance of securities pursuant to the exercise or conversion of any securities outstanding as of the date of this Agreement or
(ii) the issuance of any shares of Common Stock, or options or other rights to purchase or acquire shares of Common Stock, or the issuance of any other securities, to directors, employees, consultants or advisors to the Company, pursuant to a formal plan duly adopted by the Board.

6.   INDEMNIFICATION.

          (a)  Agreement to Indemnify.
               ----------------------

               (i)   Company Indemnity. The Purchaser, its Affiliates and
                     -----------------
Associates (each as defined in Section 6(e) hereof), and each officer, director, stockholder, employer, representative and agent of any of the foregoing (collectively, the "Purchaser Indemnitees"), shall each be indemnified by the
                    ---------------------
Company and held harmless to the extent set forth in this Section 6 with respect to any and all Damages (as defined in Section 6(e) hereof) incurred by any Purchaser Indemnitee as a proximate result of any inaccuracy or misrepresentation in, or breach of, any representation, warranty, covenant or agreement made by the Company in this Agreement (including any exhibits, schedules or disclosure letters hereto). This Section 6 does not provide for indemnification for claims arising from the registration of the Notes, Warrants or Shares under federal and state securities laws.

               (ii)  Purchaser Indemnity. The Company, its Affiliates and
                     -------------------
Associates, and each officer, director, stockholder, employer, representative and agent of any of the foregoing (collectively, the "Company Indemnitees"),
                                                      -------------------
shall each be indemnified and held harmless to the extent set forth in this
Section 6 by the Purchaser in respect of any and all Damages incurred by any Company Indemnitee as a proximate result of any inaccuracy or misrepresentation in, or breach of, any representation, warranty, covenant or agreement made by the Purchaser in this Agreement. This Section 6 does not provide for indemnification for claims arising from the registration of the Notes, Warrants or Shares under federal and state securities laws.

               (iii) Equitable Relief. Nothing set forth in this Section 6 shall
                     ----------------
be deemed to prohibit or limit the right of any Purchaser Indemnitee or Company Indemnitee (an "Indemnitee") at any time before, on or after the Initial Closing
                ----------
to seek injunctive or other equitable relief for the failure of any "Indemnifying Party" (which, for purposes hereof, in the case of an Purchaser
 ------------------
Indemnitee, means the Company and, in the case of a Company Indemnitee, means the Purchaser) to perform or comply with any covenant or agreement contained herein.

               (iv)  Remedies Exclusive. The rights and remedies provided in
                     ------------------
this Section 6 shall be the exclusive rights and remedies of the parties hereto after the Initial Closing in connection with the transactions contemplated by this Agreement, except in the case of fraud, in which case, the defrauded party shall have all rights and remedies provided hereunder and by law.

          (b)  Survival. All representations and warranties of the Purchaser and
               --------
the Company contained herein and all claims of any Indemnitee in respect of any inaccuracy or misrepresentation or breach, shall survive the Initial Closing until the first anniversary of the Initial Closing Date, regardless of whether the applicable statute of limitations, including extensions thereof, may expire; provided, however, notwithstanding the foregoing, the represen-
--------  -------
tations and warranties of the Company contained in Section 3(e) shall survive the Initial Closing until such time as the applicable statute of limitations expires. All covenants and agreements of the Purchaser and the Company contained in this Agreement shall survive the Initial Closing in perpetuity (except to the extent any such covenant or agreement shall terminate or expire by its terms). All claims of any Indemnitee in respect of any breach of such covenants or agreements shall survive the Initial Closing until the expiration of one year following the non-breaching party's obtaining actual knowledge of such breach; provided that, the covenant or agreement has not terminated or expired by its
-------- ----
terms prior to the date the claim is made.

          (c)  Claims for Indemnification. If any Indemnitee shall believe that
               --------------------------
such Indemnitee is entitled to indemnification pursuant to this Section 6 in respect of any Damages, such Indemnitee shall give the appropriate Indemnifying Party prompt written notice thereof. Any such notice shall set forth in reasonable detail and to the extent then known the basis for such claim for indemnification. The failure of such Indemnitee to give notice of any claim for indemnification promptly shall not adversely affect such Indemnitee's right to indemnity hereunder except to the extent that such failure adversely affects the right of the Indemnifying Party to assert any reasonable defense to such claim. Each such claim for indemnity shall expressly state that the Indemnifying Party shall have only the 20-business-day period referred to in the next sentence to dispute or deny such claim. The Indemnifying Party shall have 20 business days following its receipt of such notice either (i) to acquiesce in such claim by giving such Indemnitee written notice of such acquiescence or (ii) to object to the claim by giving such Indemnitee written notice of the objection. If the Indemnifying Party does not object thereto within such 20-business-day period, such Indemnitee shall be entitled to be indemnified for all Damages reasonably and proximately incurred by such Indemnitee in respect of such claim. If the Indemnifying Party objects to such claim in a timely manner, the senior management of the Company and the Purchaser shall meet to attempt to resolve such dispute. If the dispute cannot be resolved by senior management of the Company and Purchaser, either party may make a written demand for formal dispute resolution and specify therein the scope of the dispute. Within 30 days after such written notification, the parties agree to meet for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within 30 days after the one-day mediation, either party may begin litigation proceedings, provided, however, that this dispute resolution procedure shall not
             --------  -------
apply to any dispute with respect to the Purchaser's right to receive payments under the Notes. Nothing in this Section 6(c) shall be deemed to require arbitration.

          (d)  Defense of Claims. In connection with any claim that may give
               -----------------
rise to indemnity under this Section 6 resulting from or arising out of any claim or Proceeding (as defined in Section 6(e) below) against an Indemnitee by a Person that is not a party hereto, the Indemnifying Party may (unless such Indemnitee elects not to seek indemnity hereunder for such claim) but shall not be obligated to, upon written notice to the relevant Indemnitee, assume the defense of any such claim or Proceeding if the Indemnifying Party with respect to such claim or Proceeding acknowledges (which acknowledgment may be subject to the Indemnifying Party's right to object to such claims pursuant to Section 6(c)) to the Indemnitee the Indemnitee's right to indemnity pursuant hereto to the extent provided herein (as such claim may have been modified through written agreement of the parties) and provides assurances, reasonably satisfactory to such Indemnitee, that the Indemnifying Party is financially able to assume the defense of such claim to the extent provided herein if such claim or Proceeding is decided adversely; provided, however, that
                                                         --------  -------
nothing set forth herein shall be deemed to require the Indemnifying Party to waive any cross-claims or counterclaims for Damages the Indemnifying Party may have against the Indemnitee. The Indemnitee shall be entitled to retain one separate counsel, reasonably acceptable to the Indemnifying Party, if the Indemnitee shall determine, upon the written advice of counsel, that, based on applicable ethical standards, an actual or potential conflict of interest exists between the Indemnifying Party and the Indemnitee in connection with such Proceeding. The Indemnifying Party shall be obligated to pay the reasonable fees and expenses of such separate counsel to the extent the Indemnitee is entitled to indemnification by the Indemnifying Party with respect to such claim or Proceeding under this Section 6(d). If the Indemnifying Party assumes the defense of any such claim or Proceeding, the Indemnifying Party shall select counsel reasonably acceptable to such Indemnitee to conduct the defense of such claim or Proceeding, shall take all steps necessary in the defense or settlement thereof and shall at all times diligently and promptly pursue the resolution thereof. If the Indemnifying Party shall have assumed the defense of any claim or Proceeding in accordance with this Section 6(d), the Indemnifying Party shall be authorized to consent to a settlement of, or the entry of any judgment arising from, any such claim or Proceeding; provided, however, that the
                                            --------  -------
Indemnifying Party shall pay or cause to be paid all amounts arising out of such settlement or judgment concurrently with the effectiveness thereof; provided
                                                                    --------
further, that the Indemnifying Party shall not be authorized to encumber any of
-------
the assets of any Indemnitee or to agree to any restriction that would apply to any Indemnitee or to its conduct of business without the prior written consent of the Indemnitee; and provided further, that a condition to any such settlement
                       -------- -------
shall be a complete release of such Indemnitee and its directors, officers and employees with respect to such claim, including any reasonably foreseeable collateral consequences thereof. Such Indemnitee shall be entitled to participate in (but not control) the defense of any such Action, with its own counsel and at its own expense. Each Indemnitee shall, and shall cause each of its Affiliates, directors, officers, employees and agents to, cooperate fully with the Indemnifying Party in the defense of any claim or Proceeding being defended by the Indemnifying Party pursuant to this Section 6(d). If the Indemnifying Party does not assume the defense of any claim or Proceeding resulting therefrom in accordance with the terms of this Section 6(d), such Indemnitee may defend against such claim or Proceeding in such manner as it may deem appropriate, including settling such claim or Proceeding after giving notice of the same to the Indemnifying Party, on such terms as such Indemnitee may deem appropriate. If any Indemnifying Party seeks to question the manner in which such Indemnitee defended such claim or Proceeding or the amount or nature of any such settlement, such Indemnifying Party shall have the burden to prove by a preponderance of the evidence that such Indemnitee did not defend such claim or Proceeding in a reasonably prudent manner.

          (e)  Certain Definitions. As used in this Section 6 and where such
               -------------------
definition is expressly referenced elsewhere in this Agreement: (i) "Affiliate"
                                                                     ---------
means, with respect to any

Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such other Person; (ii) "Associate"
                                                                ---------
means, when used to indicate a relationship with any Person, (A) any other Person of which such first Person is an officer, director or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, membership interests or other comparable ownership interests issued by such other Person, (B) any trust or other estate in which such first Person has a 10% or more beneficial interest or as to which such first Person serves as trustee or in a similar fiduciary capacity, and (C) if such first Person is an individual, any relative or spouse of such first Person who has the same home as such first Person or who is a director or officer of such first Person; (iii) "Damages" means all demands, claims, actions or causes of action,
               -------
assessments, losses, damages, costs, expenses, liabilities, judgments, awards, fines, response costs, sanctions, taxes, penalties, charges and amounts paid in settlement, including reasonable out-of-pocket costs, fees and expenses (including reasonable costs, fees and expenses of attorneys, accountants and other agents of, or other parties retained by, such party); and (iv) "Proceeding" means any action, suit, hearing, arbitration, audit, proceeding
 ----------
(public or private) or investigation that is brought or initiated by or against any federal, state, local or foreign governmental authority or any other Person.

7.   MISCELLANEOUS.

          (a)  Legends. The Notes, Warrants and certificates for the Shares will
               -------
bear a legend in substantially the following form:

          "The shares represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred or otherwise disposed of unless they have been registered under such Act or pursuant to an exemption from registration under such Act."

     Furthermore, the Company shall place on each Note, Warrant and each certificate for the Shares any legend required by applicable state securities laws. In addition, the Purchaser agrees that the Company may place stop transfer orders with its transfer agent with respect to such certificates. The legend set forth above shall be removed by the Company from any certificate evidencing the Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Shares.

          (b)  Specific Performance. In addition to any and all other remedies
               --------------------
that may be available at law, in the event of any breach of this Agreement, Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to other such injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

          (c)  Transferability of Notes, Warrants and Shares. Except as
               ---------------------------------------------
prohibited by law, the Purchaser may sell or otherwise transfer any of the Notes, the Warrants and the Shares to any other Person.

          (d)  Use of Proceeds. The Company will use the proceeds from the sale
               ---------------
to the Purchaser of the Initial Note for general corporate purposes. The Company will use the proceeds from the Second Note solely to satisfy its obligations under the Master Lease Agreement.

          (e)  Filing of Reports. The Company will, for so long as it has
               -----------------
securities registered pursuant to Section 12 of the Exchange Act or has an effective registration statement under the Securities Act, make timely filing of such reports as are required to be filed by it with the SEC.

          (f)  Assignment; Successors and Assigns. CMGI shall have the right to
               ----------------------------------
transfer its rights under this Agreement to any transferee of the Notes, the Warrants or the Shares, and any such transferee shall be bound by Section 5(b) hereof. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

          (g)  Governing Law. This Agreement shall be governed by and construed
               --------------
under the internal laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws.

          (h)  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (i)  Headings. The headings and captions used in this Agreement are
               --------
used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

          (j)  Notices. All notices, instructions and other communications given
               -------
hereunder or in connection herewith shall be in writing. Any such notice, instruction or communication shall be sent either (i) by certified mail, return receipt requested, postage prepaid, (ii) via a reputable nationwide overnight courier service or (iii) by facsimile (with "answer-back" confirmation), in each case to the address set forth below. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt of confirmation of delivery after it is sent by certified mail, return receipt requested, postage prepaid, one business day after it is sent via a reputable nationwide overnight courier service, or upon receipt of confirmation of delivery of a facsimile.

If to the Company to:         NaviSite, Inc.
                              400 Minuteman Road
                              Andover, MA 01810
                              Attention: General Counsel
                              Facsimile: (978) 688-8100

With a copy to:               Hale and Dorr LLP
                              60 State Street
                              Boston, MA 02109
                              Attention: Mark G. Borden, Esq.
                              Facsimile: (617) 526-5000

If to the Purchaser to:       CMGI, Inc.
                              100 Brickstone Square
                              Andover, MA 01810
                              Attention: William Williams, II, Esq.
                              Facsimile: (978) 684-3601

With a copy to:               Skadden, Arps, Slate, Meagher & Flom LLP
                              One Beacon Street
                              Boston, MA 02108
                              Attention: David T. Brewster, Esq.
                              Facsimile: (617) 573-4822

Either party may give notice, instruction or communication in connection with this Agreement using any other means (including personal delivery or ordinary mail), but no such notice, instruction or communication shall be deemed to have been delivered unless and until it is received by the party to whom it was sent. Either party may change the address to which notices, instructions or communications are to be delivered by giving the other party to this Agreement notice thereof in the manner set forth in this Section 7(j).

          (k)  Amendments and Waivers. This Agreement may be amended and the
               ----------------------
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Purchaser.

          (l)  Severability. If any provision of this Agreement is held to be
               ------------
unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          (m)  Entire Agreement. This Agreement, together with all exhibits and
               ----------------
schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

          (n)  Further Assurances. From and after the date of this Agreement,
               ------------------
upon the request of the Company or the Purchaser, the Purchaser or the Company, respectively, shall execute and deliver such instruments, documents or other writings as may be reasonably necessary to confirm, carry out and effectuate fully the intents and purposes of this Agreement.

          (o)  Construction. Whenever in this Agreement the word "include" or
               ------------
"including" is used, such term shall be deemed to mean "include, without limitation," or "including, without limitation," or "including, but not limited to," as the case may be, and the language following "include" or "including" shall not be deemed to set forth an exhaustive list. The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "or" is inclusive, unless the context otherwise requires. Article, Section, subsection, paragraph, exhibit and schedule references are to this Agreement unless otherwise specified.

          (p)  Fees, Costs and Expenses. All reasonable fees, costs and expenses
               ------------------------
(including attorneys' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities) shall be the sole and exclusive responsibility of the Company, and the Company shall promptly reimburse the Purchaser for any such fees, costs and expenses so incurred.

          (q)  Dispute Resolution. With respect to matters other than those
               ------------------
provided for under Section 6 hereof, "Indemnification," and except for any dispute with respect to the Purchaser's right to receive payments under the Notes, the parties agree to negotiate in good faith to resolve any dispute between them according to this Section 7(q). If the negotiations do not resolve the dispute to the reasonable satisfaction of both parties, then each party shall nominate one senior officer of the rank of Vice President or higher as its representative. These representatives shall, within 30 days of a written request by either party to call such a meeting, meet in person and alone (except for one assistant for each party) and shall attempt in good faith to resolve the dispute. If the dispute cannot be resolved by such senior officer in such meeting, the parties agree that they shall, if requested in writing by either party, meet within 30 days after such written notification for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within 30 days after the one-day mediation, either party may begin litigation proceedings. This procedure shall be a prerequisite before taking any additional action hereunder.

          (r)  Index of Defined Terms. The following terms shall have the
               ----------------------
respective meanings given to them in the sections indicated below:


Defined Term ..........................................    Section
------------                                               -------

"Action" ..............................................    3(h)

"Affiliate"............................................    6(e)(i)

"Agreement" ...........................................    Preamble

"Amendment" ...........................................    Recitals

"Associate" ...........................................    6(e)(ii)

"Board" . . ...........................................    5(a)

"Certificate" .........................................    3(g)(i)

"Closing Price" .......................................    1(a)

"Code" ................................................    3(o)(ii)

"Common Stock" ........................................    Recitals

"Company" . . .........................................    Preamble

"Company Reports" .....................................    3(d)(iii)

"Company Indemnitees" .................................    6(a)(ii)

"Conversion Price" ....................................    1(a)

"Conversion Shares" ...................................    Recitals

"Damages" .............................................    6(e)(iii)

"Disclosure Letter" ...................................    3

"ERISA" ...............................................    3(q)

"Exchange Act" ........................................    3(d)(iii)

"Indemnifying Party" ..................................    6(a)(iii)

"Indemnitee" ..........................................    6(a)(iii)

"Initial Closing" .....................................    2(a)

"Initial Closing Date" ................................    2(a)

"Initial Note" ........................................    Recitals

"Initial Payment" .....................................    1(a)

"Intellectual Property" ...............................    3(l)(i)

"Interest Payment Shares" .............................    Recitals

"Investor Rights  Agreement" ..........................    Recitals

"Master Lease Agreememt" ..............................    5(d)

"Material Adverse Effect" .............................    3(a)

"NASD" ................................................    3(g)(iii)

"Notes" ...............................................    Recitals

Defined Term ..........................................    Section
------------                                               -------

"Person" ..............................................    3(e)(ii)

"Proceeding" ..........................................    6(e)(iv)

"Proxy Statement" .....................................    5(a)(i)

"Purchaser" ...........................................    Preamble

"Purchaser Indemnitees" ...............................    6(a)(i)

"SEC" .................................................    3(d)(ii)

"Second Closing" ......................................    2(b)

"Second Note" .........................................    Recitals

"Second Payment" ......................................    1(a)

"Securities Act" ......................................    3(e)(ii)(A)

"Shares" ..............................................    Recitals

"Stockholders' Meeting" ...............................    5(a)(ii)

"Subordination Agreement" .............................    Recitals

"Warrant" and "Warrants" ..............................    Recitals

"Warrant Shares".......................................    Recitals

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


NAVISITE, INC.                               CMGI, INC.



By: /s/ Joel B. Rosen                        By: /s/ Andrew J. Hajducky III
    ---------------------------                  --------------------------
Name:  Joel B. Rosen                            Name:  Andrew J. Hajducky III
Title: Chief Executive Officer                  Title: Chief Financial Officer
       and President                                   and Treasurer


             Signature Page to Note and Warrant Purchase Agreement

                                                                       EXHIBIT A

                             FORM OF INITIAL NOTE

THIS NOTE AND ANY SECURITIES ISSUABLE UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

THE PAYMENT OF THIS NOTE AND THE RIGHTS OF THE HOLDER OF THIS NOTE ARE SUBORDINATED TO THE PAYMENT OF SUPERIOR INDEBTEDNESS AND THE RIGHTS OF THE HOLDERS OF SUPERIOR INDEBTEDNESS UPON THE TERMS OF SUBORDINATION SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED DECEMBER 12, 2000 BY AMONG THE ISSUER OF THIS NOTE AND CMGI, INC., AS AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME.

                                NAVISITE, INC.

                     7.5% Convertible, Subordinated Note
                             Due December 12, 2003

U.S. $50,000,000                                               December 12, 2000


          FOR VALUE RECEIVED, the undersigned, NaviSite, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to CMGI, Inc., a Delaware corporation (the "Lender"), the principal sum of Fifty Million Dollars ($50,000,000) (the "Principal Sum"), or such lesser amount as may then be outstanding, together with accrued but unpaid interest thereon, on December 12, 2003 (the "Maturity Date"). Interest on the outstanding Principal Sum shall be at a rate of 7.5% per annum ("Interest"), calculated on the basis of a 360 day year consisting of twelve 30 day months and payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year until this Note is paid in full (each an "Interest Payment Date"). If all or a portion of the Principal Sum or Interest shall not be paid when due (whether at its stated maturity, by acceleration or otherwise), the Borrower hereby promises to pay, on demand, interest on such overdue amount from and including the due date to, but excluding, the date such amount is paid in full at 10.5% per annum (and until the date such overdue amount is paid in full, "Interest" on such overdue amount shall mean interest at such rate).

          This Note is being delivered pursuant to that certain Note and Warrant Purchase Agreement, dated as of December 12, 2000, between the Borrower and the Lender (the "Note and Warrant Purchase Agreement"). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Note and Warrant Purchase Agreement.

1.   Subordination.

     The Lender's right to payment pursuant to the terms of this Note shall be subordinated to the extent and on the terms and conditions set forth in the Subordination Agreement, dated as of December 12, 2000, by and among the Lender and the Borrower (the "Subordination Agreement"), and the terms and provisions of the Subordination Agreement are incorporated herein by reference.

2.   Payment.

          Payment of the Principal Sum on the Maturity Date and Interest on each Interest Payment Date shall be made by certified or bank cashier's check payable to the Lender at the Lender's principal address set forth in Section 6 hereof (or at such other place as the Lender hereof shall notify the Borrower in writing) or, if the Lender so specifies, by written notice to the Borrower given not less than two Business Days prior to the Maturity Date or the Interest Payment Date, as the case may be, by bank wire transfer, in immediately available funds, to the account so specified, in lawful money of the United States of America, provided that, at the election of the Borrower, the amount of
                   -------- ----
Interest due on any Interest Payment Date may be paid in shares of common stock, par value $0.01 per share ("Common Stock"), of the Borrower, with the number of shares of Common Stock to be issued in payment of the Interest due on such Interest Payment Date to equal the amount of such Interest divided by the average of the closing prices per share of the Common Stock on the Nasdaq National Market as reported in The Wall Street Journal on the five consecutive
                               -----------------------
trading days ending on the trading day immediately preceding such Interest Payment Date. The Borrower may prepay this Note at any time, without premium or penalty, in whole or in part, with accrued interest to the date of such payment on the amount prepaid. If the Maturity Date or any Interest Payment Date occurs on a date that is not a Business Day then the Principal Sum or Interest then due shall be paid on the next succeeding Business Day. "Business Day" shall mean any day other than Saturday, Sunday or any day upon which banks in the city of Boston, Massachusetts are authorized or required to be closed.

3.   Conversion.

     (a)  Conversion Rights. Subject to and in accordance with the provisions of
          -----------------
this Section 3, at any time on or prior to the Maturity Date, the Lender may elect, in its sole discretion, to effect the conversion (the "Conversion") of all or any portion of the Principal Sum and Interest due on this Note into Common Stock. The number of shares of Common Stock into which the Principal Sum and accrued but unpaid

Interest (or portion thereof) shall be converted pursuant to this Section 3(a) shall be determined by dividing the amount of Principal Sum and Interest the Lender has elected to convert by the Conversion Price. The Conversion Price is subject to adjustment as provided in Section 4 hereof.

     (b)  Mandatory Conversion. Subject to the provisions of Section 3(c)
          --------------------
hereof, if there is a Mandatory Conversion Event (as defined below) at any time on or prior to the Maturity Date, the Borrower shall have the right to require the conversion of all, but not less than all, of the outstanding Principal Sum and Interest into Common Stock at the Conversion Price (the "Mandatory Conversion") in accordance with Sections 3(a) and 3(c) hereof.

     (c)  Manner of Effecting the Conversion. If the Lender elects to effect the
          ----------------------------------
Conversion pursuant to Section 3(a) hereof, the Lender shall deliver a duly executed written notice to the Borrower of such election (the "Conversion Notice"), and in such event the Conversion shall be deemed to have been effected at the close of business on the date such Conversion Notice is given. If the Borrower elects to effect the Mandatory Conversion pursuant to Section 3(b) hereof, the Borrower shall deliver a duly executed written notice to the Lender (the "Mandatory Conversion Notice") within ten Business Days of any period of 20 consecutive trading days during which the closing price per share of the Common Stock as reported on the Nasdaq National Market exceeds 175% of the Conversion Price on at least 15 trading days (a "Mandatory Conversion Event"), and in such event the Mandatory Conversion shall be deemed to have been effected at the close of business on the date such Mandatory Conversion Notice is given. Upon any Conversion or Mandatory Conversion of this Note in accordance with the terms hereof, the rights of the Lender with respect to the Principal Sum and all Interest pursuant to this Note shall cease and the Lender shall be deemed to have become the holder of record of the shares of Common Stock into which this Note shall have been converted, provided that, if the Lender elects to convert
                                -------- ----
only a portion of the Principal Sum and Interest pursuant to Section 3(a) hereof, then the Borrower will deliver a new note to the Lender, on the same terms and conditions as this Note, with respect to the portion of the Principal Sum and Interest that is not converted (the "New Note"). Concurrently with the delivery of a Conversion Notice or receipt of a Mandatory Conversion Notice, as the case may be, the Lender shall surrender this Note to the Borrower. Promptly upon its receipt of a Conversion Notice or delivery of a Mandatory Conversion Notice, as the case may be, the Borrower shall (i) deliver to or upon the written order of the Lender, a certificate or certificates for the number of shares of Common Stock issuable upon such Conversion or Mandatory Conversion,
(ii) make a cash payment in respect of any fraction of a share as provided in
Section 3(d) hereof and (iii) if applicable, deliver a New Note as set forth in this Section 3(c).

     (d)  Fractional Shares. No fractional shares shall be issued upon any
          -----------------
Conversion or Mandatory Conversion. Instead of any fractional share which would otherwise be issuable upon a Conversion or Mandatory Conversion, the Borrower shall pay a cash amount in respect of such fractional share in an amount based upon the Conversion Price.

4.   Antidilution Provisions.

     (a)  Reorganization, Reclassification or Recapitalization of the Borrower.
          --------------------------------------------------------------------
In case of (i) a capital reorganization, reclassification or recapitalization of the Borrower's capital stock (other than in the cases referred to in Section 4(c) hereof), (ii) the Borrower's consolidation or merger with or into another corporation in which the Borrower is not the surviving entity, or a merger in which the Borrower is the surviving entity but the shares of the Borrower's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (iii) the sale or transfer of all or substantially all of the Borrower's assets, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the Conversion or Mandatory Conversion of the Principal Sum and Interest or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate) and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the Conversion or Mandatory Conversion of the Principal Sum and Interest or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 4(a) shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the Conversion or Mandatory Conversion of the Principal Sum and Interest or any portion thereof. If the per share consideration payable to the Lender for shares of Common Stock in connection with any transaction described in this Section 4(a) is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Borrower's board of directors.

     (b)  Splits and Combinations. If the Borrower at any time or from time to
          -----------------------
time after the date of this Note subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

     (c)  Reclassifications. If the Borrower reclassifies or otherwise changes
          -----------------
any of the securities into which this Note may be convertible into the same or a different number of securities of any other class or classes, this Note shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such change with respect to the securities that this Note was convertible into immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted.

     (d)  Adjustment Certificates. Upon any adjustment of the Conversion Price
          -----------------------
or the number of shares of Common Stock issuable upon the Conversion or Mandatory Conversion of this Note, a certificate, signed by (i) the Borrower's President and Chief Financial Officer or (ii) any independent firm of certified public accountants of recognized national standing the Borrower selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Lender at the address set forth in Section 6 hereof and shall specify the adjusted Conversion Price and the number of shares of Common Stock issuable upon the Conversion or Mandatory Conversion of the Note after giving effect to the adjustment.

     (e)  No Impairment. The Borrower shall not, by amendment of its Certificate
          -------------
of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Borrower, but shall at all times in good faith assist in the carrying out of all provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Lender against impairment. The Borrower shall not be deemed to have avoided or to be seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by issuing securities after the Closing Date for a consideration per share less than the Conversion Price then in effect.

     (f)  Application. Except as otherwise provided herein, all sections of this
          -----------
Section 4 are intended to operate independently of one another. If an event occurs that requires the application of more than one section, all applicable sections shall be given independent effect.

5.   Default and Remedies.

     (a) If any of the following events or conditions (each an "Event of Default") shall occur and be continuing:

          (i) the Borrower shall fail to pay the Principal Sum when and as the same shall become due and payable, whether at its stated maturity, by acceleration or otherwise;

          (ii) the Borrower shall fail to pay any Interest within 30 days of when and as the same shall become due and payable, whether at its stated maturity, by acceleration or otherwise;

          (iii) upon or after the occurrence of a default with respect to any other outstanding indebtedness of the Borrower for borrowed money the holder thereof declares all obligations with respect to such indebtedness to be due and payable prior to the stated maturity or regularly scheduled dates of payment with respect to such indebtedness;

          (iv) if the Stockholders' Meeting is required, the Borrower fails to hold the Stockholders' Meeting in accordance with Section 5 of the Note and Warrant Purchase Agreement;

          (v) the Borrower fails to grant and deliver the Warrants in accordance with the terms of the Note and Warrant Purchase Agreement;

          (vi) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of the Borrower, or of a substantial part of the property or assets of the Borrower, under Title 11 of the United States Code, as now constituted or hereafter amended, or any successor to or replacement of such statute, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of the properties or assets of the Borrower or (C) the winding-up, liquidation or dissolution of the Borrower; and such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered; or

          (vii) the Borrower (A) voluntarily commences any proceeding or files any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any successor to or replacement of such statute, or any other

                Federal or state bankruptcy, insolvency, receivership or similar law, (B) consents to, or fails to contest in a timely and appropriate manner, the commencement against of any proceeding or the filing of any petition described in clause (v) above, (C) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of the properties or assets of the Borrower, (D) files an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) makes a general assignment for the benefit of creditors, (F) becomes unable, admits in writing its inability or fails generally to pay its debts as they become due or (G) takes any action for the purpose of effecting any of the foregoing;

then, (x) in the case of an Event of Default specified in clause (a)(i), (ii),
(iii), (iv) or (v) above, the Lender may, at any time during the continuance of such Event of Default, by written notice to the Borrower, declare the entire outstanding Principal Sum, together with all accrued and unpaid Interest, to be due and payable and (y) in the case of an Event of Default specified in clauses
(a)(vi) or (vii) above, the entire outstanding Principal Sum, together with all accrued and unpaid Interest, shall automatically forthwith become due and payable without presentment, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

     (b) Subject to the other terms of this Note, if an Event of Default occurs and is continuing, the Lender may pursue any available remedy to collect the payment of the Principal Sum or Interest or to enforce the performance of any provision of this Note. If an Event of Default occurs and is continuing, the Lender may proceed to protect and enforce its rights by any action at law, suit in equity or other appropriate proceeding. In the case of a default in the payment of the Principal Sum or Interest, the Borrower will pay to the Lender such further amount as shall be sufficient to cover the costs and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

     (c) The Borrower shall promptly furnish the Lender notice of any Event of Default or event which, with notice, lapse of time or both, would become an Event of Default under this Section 5.

6.   Notices

          All notices, instructions and other communications given hereunder or in connection herewith shall be in writing. Any such notice, instruction or communication shall be sent either (i) by certified mail, return receipt requested, postage prepaid, (ii) via a reputable nationwide overnight courier service or (iii) by facsimile (with "answer-back" confirmation), in each case to the address set forth below. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt of confirmation of delivery after it is sent by certified mail, return receipt requested, postage prepaid, one Business Day after it is sent via a reputable nationwide overnight courier service, or upon receipt of confirmation of delivery of a facsimile.

If to the Borrower to:    NaviSite, Inc.
                          400 Minuteman Road
                          Andover, MA 01810
                          Attention: General Counsel
                          Facsimile: (978) 682-8100


With a copy to:           Hale and Dorr LLP
                          60 State Street
                          Boston, MA 02109
                          Attention: Mark G. Borden, Esq.
                          Facsimile: (617) 526-5000

If to the Lender to:      CMGI, Inc.
                          100 Brickstone Square
                          Andover, MA 01810
                          Attention: William Williams, II, Esq.
                          Facsimile: (978) 684-3601

With a copy to:           Skadden, Arps, Slate Meagher & Flom LLP
                          One Beacon Street
                          Boston, MA 02108
                          Attention: David T. Brewster, Esq.
                          Facsimile: (617) 573-4822

Either party may give any notice, instruction or communication in connection with this Note using any other means (including personal delivery or ordinary mail), but no such notice, instruction or communication shall be deemed to have been delivered unless and until it is received by the party to whom it was sent. Either party may change the address to which notices, instructions or communications are to be delivered by giving the other party to this Note notice thereof in the manner set forth in this Section 6.

7.   Miscellaneous.

          This Note shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws rules. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default and enforcement of this Note. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of the United States District Court for the District of Massachusetts, and any appellate court of such courts, in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and the Borrower hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Massachusetts court (or, to the extent permitted by law, in such federal court). The Borrower agrees that a final, unappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note against the Borrower or its properties in the courts of any jurisdiction.

THE LENDER AND THE BORROWER AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE LENDER AND THE BORROWER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDER NOR THE BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

          If any provision of this Note shall be held invalid or unenforceable by any court of competent jurisdiction, that holding shall not invalidate or render unenforceable any other provision hereof.

          This Note and all rights hereunder are freely transferable by the holder hereof, subject to compliance with applicable state and federal securities laws.

          This Note may not be changed, amended or modified except by agreement in writing signed by the Borrower and the Lender.



           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the Borrower has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer as an instrument under seal, as of the day and year first above written.

                                   NAVISITE, INC.


                                   By____________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT B

                            FORM OF SECOND NOTE

THIS NOTE AND ANY SECURITIES ISSUABLE UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

THE PAYMENT OF THIS NOTE AND THE RIGHTS OF THE HOLDER OF THIS NOTE ARE SUBORDINATED TO THE PAYMENT OF SUPERIOR INDEBTEDNESS AND THE RIGHTS OF THE HOLDERS OF SUPERIOR INDEBTEDNESS UPON THE TERMS OF SUBORDINATION SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED DECEMBER 12, 2000 BY AMONG THE ISSUER OF THIS NOTE AND CMGI, INC., AS AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME.

                                    FORM OF

                                NAVISITE, INC.

                     7.5% Convertible, Subordinated Note
                             Due December 12, 2003



U.S. $30,000,000                                                          [Date]

               FOR VALUE RECEIVED, the undersigned, NaviSite, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to CMGI, Inc., a Delaware corporation (the "Lender"), the principal sum of Thirty Million Dollars ($30,000,000) (the "Principal Sum"), or such lesser amount as may then be outstanding, together with accrued but unpaid interest thereon, on December 12, 2003 (the "Maturity Date"). Interest on the outstanding Principal Sum shall be at a rate of 7.5% per annum ("Interest"), calculated on the basis of a 360 day year consisting of twelve 30 day months and payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year until this Note is paid in full (each an "Interest Payment Date"). If all or a portion of the Principal Sum or Interest shall not be paid when due (whether at its stated maturity, by acceleration or otherwise), the Borrower hereby promises to pay, on demand, interest on such overdue amount from and including the due date to, but excluding, the date such amount is paid in full at 10.5% per annum (and until the date such overdue amount is paid in full, "Interest" on such overdue amount shall mean interest at such rate).

          This Note is being delivered pursuant to that certain Note and Warrant Purchase Agreement, dated as of December 12, 2000, between the Borrower and the Lender (the "Note and Warrant Purchase Agreement"). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Note and Warrant Purchase Agreement.

     1.   Subordination.

     The Lender's right to payment pursuant to the terms of this Note shall be subordinated to the extent and on the terms and conditions set forth in the Subordination Agreement, dated as of December 12, 2000, by and among the Lender and the Borrower (the "Subordination Agreement"), and the terms and provisions of the Subordination Agreement are incorporated herein by reference.

     2.   Payment.

          Payment of the Principal Sum on the Maturity Date and Interest on each Interest Payment Date shall be made by certified or bank cashier's check payable to the Lender at the Lender's principal address set forth in Section 6 hereof (or at such other place as the Lender hereof shall notify the Borrower in writing) or, if the Lender so specifies, by written notice to the Borrower given not less than two Business Days prior to the Maturity Date or the Interest Payment Date, as the case may be, by bank wire transfer, in immediately available funds, to the account so specified, in lawful money of the United States of America, provided that, at the election of the Borrower, the amount of
                   -------- ----
Interest due on any Interest Payment Date may be paid in shares of common stock, par value $0.01 per share ("Common Stock"), of the Borrower, with the number of shares of Common Stock to be issued in payment of the Interest due on such Interest Payment Date to equal the amount of such Interest divided by the average of the closing prices per share of the Common Stock on the Nasdaq National Market as reported in The Wall Street Journal on the five consecutive
                               -----------------------
trading days ending on the trading day immediately preceding such Interest Payment Date. The Borrower may prepay this Note at any time, without premium or penalty, in whole or in part, with accrued interest to the date of such payment on the amount prepaid. If the Maturity Date or any Interest Payment Date occurs on a date that is not a Business Day then the Principal Sum or Interest then due shall be paid on the next succeeding Business Day. "Business Day" shall mean any day other than Saturday, Sunday or any day upon which banks in the city of Boston, Massachusetts are authorized or required to be closed.

     3.   Conversion.

          (a)  Conversion Rights.  Subject to and in accordance with the
               -----------------
provisions of this Section 3, at any time on or prior to the Maturity Date, the Lender may elect, in its sole discretion, to effect the conversion (the "Conversion") of all or any portion of the Principal Sum and Interest due on this Note into Common Stock. The number of shares of Common Stock into which the Principal Sum and accrued but unpaid Interest (or portion thereof) shall be converted pursuant to this Section 3(a) shall be determined by dividing the amount of Principal Sum and Interest the Lender has elected to convert by the Conversion Price. The Conversion Price is subject to adjustment as provided in
Section 4 hereof.

          (b)  Mandatory Conversion.  Subject to the provisions of Section 3(c)
               --------------------
hereof, if there is a Mandatory Conversion Event (as defined below) at any time on or prior to the Maturity Date, the Borrower shall have the right to require the conversion of all, but not less than all, of the outstanding Principal Sum and Interest into Common Stock at the Conversion Price (the "Mandatory Conversion") in accordance with Sections 3(a) and 3(c) hereof.

          (c)  Manner of Effecting the Conversion. If the Lender elects to
               ----------------------------------
effect the Conversion pursuant to Section 3(a) hereof, the Lender shall deliver a duly executed written notice to the Borrower of such election (the "Conversion Notice"), and in such event the Conversion shall be deemed to have been effected at the close of business on the date such Conversion Notice is given. If the Borrower elects to effect the Mandatory Conversion pursuant to Section 3(b) hereof, the Borrower shall deliver a duly executed written notice to the Lender (the "Mandatory Conversion Notice") within ten Business Days of any period of 20 consecutive trading days during which the closing price per share of the Common Stock as reported on the Nasdaq National Market exceeds 175% of the Conversion Price on at least 15 trading days (a "Mandatory Conversion Event"), and in such event the Mandatory Conversion shall be deemed to have been effected at the close of business on the date such Mandatory Conversion Notice is given. Upon any Conversion or Mandatory Conversion of this Note in accordance with the terms hereof, the rights of the Lender with respect to the Principal Sum and all Interest pursuant to this Note shall cease and the Lender shall be deemed to have become the holder of record of the shares of Common Stock into which this Note shall have been converted, provided that, if the Lender elects to convert
                                -------- ----
only a portion of the Principal Sum and Interest pursuant to Section 3(a) hereof, then the Borrower will deliver a new note to the Lender, on the same terms and conditions as this Note, with respect to the portion of the Principal Sum and Interest that is not converted (the "New Note"). Concurrently with the delivery of a Conversion Notice or receipt of a Mandatory Conversion Notice, as the case may be, the Lender shall surrender this Note to the Borrower. Promptly upon its receipt of a Conversion Notice or delivery of a Mandatory Conversion Notice, as the case may be, the Borrower shall (i) deliver to or upon the written order of the Lender, a certificate or certificates for the number of shares of Common Stock issuable upon such Conversion or Mandatory Conversion, (ii) make a cash payment in respect of any fraction of a share as provided in Section 3(d) hereof and
(iii) if applicable, deliver a New Note as set forth in this Section 3(c).

          (d)  Fractional Shares.  No fractional shares shall be issued upon any
               -----------------
Conversion or Mandatory Conversion. Instead of any fractional share which would otherwise be issuable upon a Conversion or Mandatory Conversion, the Borrower shall pay a cash amount in respect of such fractional share in an amount based upon the Conversion Price.

     4.   Antidilution Provisions.

          (a)  Reorganization, Reclassification or Recapitalization of the
               -----------------------------------------------------------
Borrower. In case of (i) a capital reorganization, reclassification or
--------
recapitalization of the Borrower's capital stock (other than in the cases referred to in Section 4(c) hereof), (ii) the Borrower's consolidation or merger with or into another corporation in which the Borrower is not the surviving entity, or a merger in which the Borrower is the surviving entity but the shares of the Borrower's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (iii) the sale or transfer of all or substantially all of the Borrower's assets, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the Conversion or Mandatory Conversion of the Principal Sum and Interest or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate) and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the Conversion or Mandatory Conversion of the Principal Sum and Interest or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 4(a) shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the Conversion or Mandatory Conversion of the Principal Sum and Interest or any portion thereof. If the per share consideration payable to the Lender for shares of Common Stock in connection with any transaction described in this Section 4(a) is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Borrower's board of directors.

               (b)  Splits and Combinations.  If the Borrower at any time or
                    -----------------------
from time to time after the date of this Note subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

               (c)  Reclassifications.  If the Borrower reclassifies or
                    -----------------
otherwise changes any of the securities into which this Note may be convertible into the same or a different number of securities of any other class or classes, this Note shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such change with respect to the securities that this Note was convertible into immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted.

               (d)  Adjustment Certificates.  Upon any adjustment of the
                    -----------------------
Conversion Price or the number of shares of Common Stock issuable upon the Conversion or Mandatory Conversion of this Note, a certificate, signed by (i) the Borrower's President and Chief Financial Officer or (ii) any independent firm of certified public accountants of recognized national standing the Borrower selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Lender at the address set forth in Section 6 hereof and shall specify the adjusted Conversion Price and the number of shares of Common Stock issuable upon the Conversion or Mandatory Conversion of the Note after giving effect to the adjustment.

               (e)  No Impairment.  The Borrower shall not, by amendment of its
                    -------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Borrower, but shall at all times in good faith assist in the carrying out of all provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Lender against impairment. The Borrower shall not be deemed to have avoided or to be seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by issuing securities after the Closing Date for a consideration per share less than the Conversion Price then in effect.

               (f)  Application.  Except as otherwise provided herein, all
                    -----------
sections of this Section 4 are intended to operate independently of one another. If an event occurs that requires the application of more than one section, all applicable sections shall be given independent effect.

     5.   Default and Remedies.

          (a) If any of the following events or conditions (each an "Event of Default") shall occur and be continuing:

          (i) the Borrower shall fail to pay the Principal Sum when and as the same shall become due and payable, whether at its stated maturity, by acceleration or otherwise;

          (ii) the Borrower shall fail to pay any Interest within 30 days of when and as the same shall become due and payable, whether at its stated maturity, by acceleration or otherwise;

          (iii) upon or after the occurrence of a default with respect to any other outstanding indebtedness of the Borrower for borrowed money the holder thereof declares all obligations with respect to such indebtedness to be due and payable prior to the stated maturity or regularly scheduled dates of payment with respect to such indebtedness;

          (iv) if the Stockholders' Meeting is required, the Borrower fails to hold the Stockholders' Meeting in accordance with Section 5 of the Note and Warrant Purchase Agreement;

          (v) the Borrower fails to grant and deliver the Warrants in accordance with the terms of the Note and Warrant Purchase Agreement;

          (vi) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of the Borrower, or of a substantial part of the property or assets of the Borrower, under Title 11 of the United States Code, as now constituted or hereafter amended, or any successor to or replacement of such statute, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of the properties or assets of the Borrower or (C) the winding-up, liquidation or dissolution of the Borrower; and such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered; or

          (vii) the Borrower (A) voluntarily commences any proceeding or files any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any successor to or replacement of such statute, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (B) consents to, or fails to contest in a timely and appropriate manner, the commencement against of any proceeding or the filing of any petition described in clause (v) above, (C) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of the properties or assets of the Borrower, (D) files an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) makes a general assignment for the benefit of creditors, (F) becomes unable, admits in writing its inability or fails generally to pay its debts as they become due or (G) takes any action for the purpose of effecting any of the foregoing;

then, (x) in the case of an Event of Default specified in clause (a)(i), (ii),
(iii), (iv) or (v) above, the Lender may, at any time during the continuance of such Event of Default, by written notice to the Borrower, declare the entire outstanding Principal Sum, together with all accrued and unpaid Interest, to be due and payable and (y) in the case of an Event of Default specified in clauses
(a)(vi) or (vii) above, the entire outstanding Principal Sum, together with all accrued and unpaid Interest, shall automatically forthwith become due and payable without presentment, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

          (b) Subject to the other terms of this Note, if an Event of Default occurs and is continuing, the Lender may pursue any available remedy to collect the payment of the Principal Sum or Interest or to enforce the performance of any provision of this Note. If an Event of Default occurs and is continuing, the Lender may proceed to protect and enforce its rights by any action at law, suit in equity or other appropriate proceeding. In the case of a default in the payment of the Principal Sum or Interest, the Borrower will pay to the Lender such further amount as shall be sufficient to cover the costs and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

          (c) The Borrower shall promptly furnish the Lender notice of any Event of Default or event which, with notice, lapse of time or both, would become an Event of Default under this Section 5.

     6.   Notices

          All notices, instructions and other communications given hereunder or in connection herewith shall be in writing. Any such notice, instruction or communication shall be sent either (i) by certified mail, return receipt requested, postage prepaid, (ii) via a reputable nationwide overnight courier service or (iii) by facsimile (with "answer-back" confirmation), in each case to the address set forth below. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt of confirmation of delivery after it is sent by certified mail, return receipt requested, postage prepaid, one Business Day after it is sent via a reputable nationwide overnight courier service, or upon receipt of confirmation of delivery of a facsimile.

If to the Borrower to:        NaviSite, Inc.
                              400 Minuteman Road
                              Andover, MA 01810
                              Attention: General Counsel
                              Facsimile: (978) 682-8100

With a copy to:               Hale and Dorr LLP
                              60 State Street
                              Boston, MA 02109
                              Attention: Mark G. Borden, Esq.
                              Facsimile: (617) 526-5000

If to the Lender to:          CMGI, Inc.
                              100 Brickstone Square
                              Andover, MA 01810
                              Attention: William Williams, II, Esq.
                              Facsimile: (978) 684-3601

With a copy to:               Skadden, Arps, Slate Meagher & Flom LLP
                              One Beacon Street
                              Boston, MA 02108
                              Attention: David T. Brewster, Esq.
                              Facsimile: (617) 573-4822

Either party may give any notice, instruction or communication in connection with this Note using any other means (including personal delivery or ordinary mail), but no such notice, instruction or communication shall be deemed to have been delivered unless and until it is received by the party to whom it was sent. Either party may change the address to which notices, instructions or communications are to be delivered by giving the other party to this Note notice thereof in the manner set forth in this Section 6.

     7.   Miscellaneous.

          This Note shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws rules. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default and enforcement of this Note. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of the United States District Court for the District of Massachusetts, and any appellate court of such courts, in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and the Borrower hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Massachusetts court (or, to the extent permitted by law, in such federal court). The Borrower agrees that a final, unappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note against the Borrower or its properties in the courts of any jurisdiction.

THE LENDER AND THE BORROWER AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE LENDER AND THE BORROWER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDER NOR THE BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT

THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

               If any provision of this Note shall be held invalid or unenforceable by any court of competent jurisdiction, that holding shall not invalidate or render unenforceable any other provision hereof.

               This Note and all rights hereunder are freely transferable by the holder hereof, subject to compliance with applicable state and federal securities laws.

               This Note may not be changed, amended or modified except by agreement in writing signed by the Borrower and the Lender.




           [The remainder of this page is intentionally left blank.]

               IN WITNESS WHEREOF, the Borrower has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer as an instrument under seal, as of the day and year first above written.

                                         NAVISITE, INC.




                                         By ____________________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT C

                      FORM OF COMMON STOCK WARRANT NO. 1

                                NAVISITE, INC.

                             COMMON STOCK WARRANT

                                     No. 1

                               December 15, 2000
                                  __________

THIS COMMON STOCK WARRANT AND ANY SECURITIES ISSUABLE UPON THE EXERCISE OR CONVERSION OF THIS COMMON STOCK WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                                  __________


                        Warrant to Purchase [  ] Shares
                                of Common Stock

     NaviSite, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, CMGI, Inc., a Delaware corporation ("CMGI"), or any transferee to whom this warrant (the "Warrant") is properly transferred (the "Holder"), is entitled, on the terms set forth below, to purchase from the Company at any time until 5:00 p.m., Boston time, on December 15, 2005 (the "Expiration Date") [$12,000,000 divided by average of the closing prices per share on Dec. [8, 11, 12, 13 and 14]] fully paid and nonassessable shares of the Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, at a price per share equal to [125% of the average of the closing prices per share on December 8, 11, 12, 13 and 14], subject to adjustments as provided below (the "Purchase Price").

     This Warrant is being issued pursuant to the Note and Warrant Purchase Agreement dated December 12, 2000 between the Company and CMGI (the "Note and Warrant Purchase Agreement").

     1.   Exercise of Warrant; Conversion of Warrant; Transfer of Warrant.

          (a)  Exercise of Warrant. At any time prior to 5:00 p.m. on the
               -------------------
Expiration Date, the rights represented by this Warrant may be exercised by the Holder, in whole or in part, upon surrender of this Warrant to the Company, together with an executed Notice of Exercise or Conversion, substantially in the form attached hereto as Exhibit A, at the Company's primary executive office,
                        ---------
with payment by check to the Company of the amount obtained by multiplying the number of shares of Common Stock with respect to which this Warrant is being exercised by the Purchase Price.

          (b)  Conversion of Warrant. In addition to, and without limiting, any
               ---------------------
other rights of the Holder hereunder, the Holder may elect to convert this Warrant, in whole or in part, into shares of Common Stock at any time prior to 5:00 p.m. on the Expiration Date by surrendering this Warrant to the Company, together with an executed Notice of Exercise or Conversion substantially in the form attached hereto as Exhibit A, at the Company's primary executive office.
                        ---------
Upon receipt of such notice and surrender of the Warrant by the Holder, or on such later date as specified in the Notice of Exercise or Conversion, the Company shall deliver to the Holder within a reasonable time, without payment by the Holder of any cash or other consideration, that number of shares of Common Stock computed using the following formula:

          X =  Y(A-B)
               ------
                 A

Where:    X =  the number of shares of Common Stock to be issued to the Holder.


          Y = the number of shares of Common Stock with respect to which this Warrant is being converted.

          A = the Fair Market Value, as defined below, of one share of Common Stock.

          B =  Purchase Price.

               If the Common Stock is traded on the Nasdaq National Market, the Fair Market Value of one share of Common Stock shall be the closing price quoted on the Nasdaq National Market, as published in The Wall Street Journal on the
                                               -----------------------
date of determination of Fair Market Value. If the Common Stock is not traded on the Nasdaq National Market, but is traded on an exchange or over-the-counter, the Fair Market Value of one share of Common Stock shall be the closing price quoted on the exchange on which the Common Stock is listed or the average of the closing bid and asked prices of the Common Stock quoted in the Over-the-Counter Market Summary, whichever is applicable, on the date of determination of Fair Market Value. In all other cases, the Fair Market Value of one share of Common Stock shall be determined in good faith by the Company's Board of Directors (the "Board").

          (c)  Partial Exercise. Upon any partial exercise or conversion, the
               ----------------
Company will issue to the Holder a new Warrant for the number of shares of Common Stock as to which this Warrant was not exercised or converted.

          (d)  Fractional Shares. No fractional shares of Common Stock shall be
               -----------------
issued upon any exercise or conversion of this Warrant. Instead of any fractional share which would otherwise be issuable upon exercise or conversion, the Company shall pay a cash amount in respect of each fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the Fair Market Value of a share of Common Stock on the date of exercise or conversion, as applicable, minus the Purchase Price. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

          (e)  Taxes. The Company will not be required to pay any tax imposed in
               -----
connection with any transfer involved in the issuance of a Warrant or a certificate for shares of Common Stock in any name other than that of the Holder hereof, and in such case, the Company will not be required to issue or deliver any stock certificate or Warrant until such tax is paid.

          (f)  Transfer of Warrant. Transfer of this Warrant to a third party
               -------------------
shall be effected by execution and delivery of the Notice of Assignment attached hereto as Exhibit B and surrender of this Warrant for registration of transfer
          ---------
of this Warrant at the primary executive office of the Company, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Notice of Assignment and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock.

     2.   Antidilution Provisions.

          (a)  Reorganization, Reclassification or Recapitalization of the
               -----------------------------------------------------------
Company. In case of (i) a capital reorganization, reclassification or
-------
recapitalization of the Company's capital stock (other than in the cases referred to in Section 2(c) hereof), (ii) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (iii) the sale or transfer of all or substantially all of the Company's assets, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate) and without payment of any additional consideration, the number of shares of stock or other securities of property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise or conversion of this Warrant or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 2(a) shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise or conversion of this Warrant or any portion thereof. If the per share consideration payable to the Holder for shares of Common Stock in connection with any transaction described in this Section 2(a) is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Board.

          (b)  Splits and Combinations. If the Company at any time or from time
               -----------------------
to time after the date of this Warrant subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          (c)  Reclassifications. If the Company reclassifies or otherwise
               -----------------
changes any of the securities into which this Warrant may be convertible into the same or a different number of securities of any other class or classes, this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such change with respect to the securities into which this Warrant was convertible immediately prior to such reclassification or other change and the Purchase Price therefor shall be appropriately adjusted.

          (d)  Liquidation; Dissolution. If the Company shall dissolve,
               ------------------------
liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the aggregate Purchase Price for the shares of Common Stock for which this Warrant is exercisable, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Purchase Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Purchase Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such aggregate Purchase Price from the amount payable to the Holder.

          (e)  Adjustment Certificates. Upon any adjustment of the Purchase
               -----------------------
Price or the number of shares of Common Stock issuable upon exercise or conversion of this Warrant, a certificate, signed by (i) the Company's President and Chief Financial Officer or (ii) any independent firm of certified public accountants of recognized national standing the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Holder at the address set forth in Section 6 hereof and shall specify the adjusted Purchase Price and the number of shares of Common Stock issuable upon exercise or conversion of the Warrant after giving effect to the adjustment.

          (f)  No Impairment. The Company shall not, by amendment of its
               -------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. The Company shall not be deemed to have avoided or to be seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by issuing securities after the Closing Date for a consideration per share less than the Purchase Price then in effect.

          (g)  Application. Except as otherwise provided herein, all subsections
               -----------
of this Section 2 are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect.

     3. Notices of Record Date. In case (a) the Company takes a record of the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities; (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or (c) of any voluntary dissolution, liquidation or winding-up of the Company; then, in each such case, the Company will mail or cause to be mailed to each Holder of a Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time receivable upon the exercise or conversion of the Warrant) will be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, and, in the case of a reorganization, consolidation, merger or conveyance, the fair market value of such securities or other property as determined by the Board. Such notice shall be mailed at least ten days prior to the date specified therein.

     4. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the

Company may determine, or (in the case of mutilation) upon surrender and cancellation thereof, the Company at its expense, will issue a replacement.

     5. Transferability of Warrant; No Redemption. This Warrant and all rights hereunder are freely transferable by the Holder, subject to compliance with applicable state and federal securities laws. This Warrant shall not be redeemable by the Company, in whole or in part, at any time.

     6. Notices. All notices, instructions and other communications given hereunder or in connection herewith shall be in writing. Any such notice, instruction or communication shall be sent either (i) by certified mail, return receipt requested, postage prepaid, (ii) via a reputable nationwide overnight courier service or (iii) by facsimile (with "answer-back" confirmation), in each case to the address set forth below. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt of confirmation of delivery after it is sent by certified mail, return receipt requested, postage prepaid, one business day after it is sent via a reputable nationwide overnight courier service, or upon receipt of confirmation of delivery of a facsimile.

If to the Company to:          NaviSite, Inc.
                               400 Minuteman Road
                               Andover, MA 01810
                               Attention: General Counsel
                               Facsimile: (978) 688-8100


With a copy to:                Hale and Dorr LLP
                               60 State Street
                               Boston, MA 02109
                               Attention: Mark G. Borden, Esq.
                               Facsimile: (617) 526-5000


If to the Holder to:           CMGI, Inc.
                               100 Brickstone Square
                               Andover, MA 01810
                               Attention: William Williams, II, Esq.
                               Facsimile: (978) 684-3601


With a copy to:                Skadden, Arps, Slate Meagher & Flom LLP
                               One Beacon Street
                               Boston, MA 02108
                               Attention: David T. Brewster, Esq.
                               Facsimile: (617) 573-4822

Either party may give any notice, instruction or communication in connection with this Warrant using any other means (including personal delivery or ordinary mail), but no such notice, instruction or communication shall be deemed to have been delivered unless and until it is received by the party to whom it was sent. Either party may change the address to which notices, instructions or communications are to be delivered by giving the other party to this Warrant notice thereof in the manner set forth in this Section 6.

     7. Change; Waiver. This Warrant except by agreement may not be changed, amended or modified in writing signed by the Company and the Holder.

     8. No Rights as Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise of this Warrant.

     9. Headings. The headings in this Warrant are for purposes of reference only and shall not be deemed to constitute a part hereof.

     10. Governing Law. This Warrant is delivered in the State of Delaware and shall be construed in accordance with and governed by the laws of such state without regard to its conflicts of laws rules.

Dated: December 15, 2000

                                 NAVISITE, INC.

                                 By:____________________________

                                 Title:_________________________

                                                                       EXHIBIT A

                       NOTICE OF EXERCISE OR CONVERSION

TO:  NAVISITE, INC.

     1. The undersigned hereby elects to receive __________ shares of Common Stock of NaviSite, Inc., pursuant to the terms of the attached Warrant.

     2.   Method of Exercise (Please initial the applicable blank):

          ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

          ___ The undersigned elects to convert the attached Warrant by means of the conversion provisions of Section 2(b) of the Warrant.

     3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                      _________________________________
                                    (Name)
                      _________________________________

                      _________________________________
                                   (Address)

     4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

          All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Warrant.

                      _________________________________
                                Name of Holder

                      _________________________________
                      Signature of Authorized Signatory

                      _________________________________
                             Print Name and Title

                      _________________________________
                                     Date

                                                                       EXHIBIT B

                                ASSIGNMENT FORM

(To be executed only upon the assignment of the within Warrant)

     FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ___________________ all of the rights of the undersigned under the within Warrant, with respect to shares of Common Stock (as defined within the Warrant) of NaviSite, Inc., and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint _________________ attorney to register such transfer on the books of NaviSite, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:_____________

Signature Guaranteed                ___________________________________

____________________                ___________________________________

                                    By:________________________________
                                       (Signature of Registered Holder)

                                    Title:_____________________________


NOTICE: The signature to this Notice of Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                     The signature to this Notice of Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                                                       EXHIBIT D

                      FORM OF COMMON STOCK WARRANT NO. 2

                                NAVISITE, INC.

                             COMMON STOCK WARRANT

                                     No. 2

                               December 15, 2000

                                  ----------

THIS COMMON STOCK WARRANT AND ANY SECURITIES ISSUABLE UPON THE EXERCISE OR CONVERSION OF THIS COMMON STOCK WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                                  ----------

                    Warrant to Purchase [         ] Shares
                                of Common Stock

        NaviSite, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, CMGI, Inc., a Delaware corporation ("CMGI"), or any transferee to whom this warrant (the "Warrant") is properly transferred (the "Holder"), is entitled, on the terms set forth below, to purchase from the Company at any time until 5:00 p.m., Boston time, on December 15, 2005 (the "Expiration Date") [$12,000,000 divided by average of the closing prices per share on Dec. [8, 11, 12, 13 and 14]] fully paid and nonassessable shares of the Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, at a price per share equal to [150% of the average of the closing prices per share on December 8, 11, 12, 13 and 14], subject to adjustments as provided below (the "Purchase Price").

        This Warrant is being issued pursuant to the Note and Warrant Purchase Agreement dated December 12, 2000 between the Company and CMGI (the "Note and Warrant Purchase Agreement").

        1.     Exercise of Warrant; Conversion of Warrant; Transfer of Warrant.

               (a) Exercise of Warrant. At any time prior to 5:00 p.m. on the
                   -------------------
Expiration Date, the rights represented by this Warrant may be exercised by the Holder, in whole or in part, upon surrender of this Warrant to the Company, together with an executed Notice of Exercise or Conversion, substantially in the form attached hereto as Exhibit A, at the Company's primary executive office,
                        ---------
with payment by check to the Company of the amount obtained by multiplying the number of shares of Common Stock with respect to which this Warrant is being exercised by the Purchase Price.

               (b) Conversion of Warrant. In addition to, and without limiting,
                   ---------------------
any other rights of the Holder hereunder, the Holder may elect to convert this Warrant, in whole or in part, into shares of Common Stock at any time prior to 5:00 p.m. on the Expiration Date by surrendering this Warrant to the Company, together with an executed Notice of Exercise or Conversion substantially in the form attached hereto as Exhibit A, at the Company's primary executive office.
                        ---------
Upon receipt of such notice and surrender of the Warrant by the Holder, or on such later date as specified in the Notice of Exercise or Conversion, the Company shall deliver to the Holder within a reasonable time, without payment by the Holder of any cash or other consideration, that number of shares of Common Stock computed using the following formula:

               X = Y(A-B)
                   ------
                     A

Where:         X = the number of shares of Common Stock to be issued to the
                   Holder.

               Y = the number of shares of Common Stock with respect to which this Warrant is being converted.

               A = the Fair Market Value, as defined below, of one share of Common Stock.

               B = Purchase Price.

                   If the Common Stock is traded on the Nasdaq National Market, the Fair Market Value of one share of Common Stock shall be the closing price quoted on the Nasdaq National Market, as published in The Wall Street Journal on
                                                      -----------------------
the date of determination of Fair Market Value. If the Common Stock is not traded on the Nasdaq National Market, but is traded on an exchange or over-the-counter, the Fair Market Value of one share of Common Stock shall be the closing price quoted on the exchange on which the Common Stock is listed or the average of the closing bid and asked prices of the Common Stock quoted in the Over-the-Counter Market Summary, whichever is applicable, on the date of determination of Fair Market Value. In all other cases, the Fair Market Value of one share of Common Stock shall be determined in good faith by the Company's Board of Directors (the "Board").

               (c) Partial Exercise. Upon any partial exercise or conversion,
                   ----------------
the Company will issue to the Holder a new Warrant for the number of shares of Common Stock as to which this Warrant was not exercised or converted.

              (d) Fractional Shares. No fractional shares of Common Stock shall
                  -----------------
be issued upon any exercise or conversion of this Warrant. Instead of any fractional share which would otherwise be issuable upon exercise or conversion, the Company shall pay a cash amount in respect of each fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the Fair Market Value of a share of Common Stock on the date of exercise or conversion, as applicable, minus the Purchase Price. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

               (e) Taxes. The Company will not be required to pay any tax
                   -----
imposed in connection with any transfer involved in the issuance of a Warrant or a certificate for shares of Common Stock in any name other than that of the Holder hereof, and in such case, the Company will not be required to issue or deliver any stock certificate or Warrant until such tax is paid.

               (f) Transfer of Warrant. Transfer of this Warrant to a third
                   -------------------
party shall be effected by execution and delivery of the Notice of Assignment attached hereto as Exhibit B and surrender of this Warrant for registration of transfer of this Warrant at the primary executive office of the Company, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Notice of Assignment and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock.

        2.     Antidilution Provisions.

               (a) Reorganization, Reclassification or Recapitalization of the
                   -----------------------------------------------------------
Company. In case of (i) a capital reorganization, reclassification or
-------
recapitalization of the Company's capital stock (other than in the cases referred to in Section 2(c) hereof), (ii) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (iii) the sale or transfer of all or substantially all of the Company's assets, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate) and without payment of any additional consideration, the number of shares of stock or other securities of property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise or conversion of this Warrant or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 2(a) shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise or conversion of this Warrant or any portion thereof. If the per share consideration payable to the Holder for shares of Common Stock in connection with any transaction described in this Section 2(a) is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Board.

               (b) Splits and Combinations. If the Company at any time or from
                   -----------------------
time to time after the date of this Warrant subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

               (c) Reclassifications. If the Company reclassifies or otherwise
                   -----------------
changes any of the securities into which this Warrant may be convertible into the same or a different number of securities of any other class or classes, this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such change with respect to the securities into which this Warrant was convertible immediately prior to such reclassification or other change and the Purchase Price therefor shall be appropriately adjusted.

               (d) Liquidation; Dissolution. If the Company shall dissolve,
                   ------------------------
liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the aggregate Purchase Price for the shares of Common Stock for which this Warrant is exercisable, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Purchase Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Purchase Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such aggregate Purchase Price from the amount payable to the Holder.

               (e) Adjustment Certificates. Upon any adjustment of the Purchase
                   -----------------------
Price or the number of shares of Common Stock issuable upon exercise or conversion of this Warrant, a certificate, signed by (i) the Company's President and Chief Financial Officer or (ii) any independent firm of certified public accountants of recognized national standing the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Holder at the address set forth in Section 6 hereof and shall specify the adjusted Purchase Price and the number of shares of Common Stock issuable upon exercise or conversion of the Warrant after giving effect to the adjustment.

               (f) No Impairment. The Company shall not, by amendment of its
                   -------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. The Company shall not be deemed to have avoided or to be seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by issuing securities after the Closing Date for a consideration per share less than the Purchase Price then in effect.

               (g) Application. Except as otherwise provided herein, all
                   -----------
subsections of this Section 2 are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect.

       3. Notices of Record Date. In case (a) the Company takes a record of the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities; (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or (c) of any voluntary dissolution, liquidation or winding-up of the Company; then, in each such case, the Company will mail or cause to be mailed to each Holder of a Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time receivable upon the exercise or conversion of the Warrant) will be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, and, in the case of a reorganization, consolidation, merger or conveyance, the fair market value of such securities or other property as determined by the Board. Such notice shall be mailed at least ten days prior to the date specified therein.

       4. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the

Company may determine, or (in the case of mutilation) upon surrender and cancellation thereof, the Company at its expense, will issue a replacement.

       5. Transferability of Warrant; No Redemption. This Warrant and all rights hereunder are freely transferable by the Holder, subject to compliance with applicable state and federal securities laws. This Warrant shall not be redeemable by the Company, in whole or in part, at any time.

       6. Notices. All notices, instructions and other communications given hereunder or in connection herewith shall be in writing. Any such notice, instruction or communication shall be sent either (i) by certified mail, return receipt requested, postage prepaid, (ii) via a reputable nationwide overnight courier service or (iii) by facsimile (with "answer-back" confirmation), in each case to the address set forth below. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt of confirmation of delivery after it is sent by certified mail, return receipt requested, postage prepaid, one business day after it is sent via a reputable nationwide overnight courier service, or upon receipt of confirmation of delivery of a facsimile.

If to the Company to:      NaviSite, Inc.
                           400 Minuteman Road
                           Andover, MA 01810
                           Attention: General Counsel
                           Facsimile: (978) 688-8100

With a copy to:            Hale and Dorr LLP
                           60 State Street
                           Boston, MA 02109
                           Attention: Mark G. Borden, Esq.
                           Facsimile: (617) 526-5000

If to the Holder to:       CMGI, Inc.
                           100 Brickstone Square
                           Andover, MA 01810
                           Attention: William Williams, II, Esq.
                           Facsimile: (978) 684-3601

With a copy to:            Skadden, Arps, Slate Meagher & Flom LLP
                           One Beacon Street
                           Boston, MA 02108
                           Attention: David T. Brewster, Esq.
                           Facsimile: (617) 573-4822

Either party may give any notice, instruction or communication in connection with this Warrant using any other means (including personal delivery or ordinary mail), but no such notice, instruction or communication shall be deemed to have been delivered unless and until it is received by the party to whom it was sent. Either party may change the address to which notices, instructions or communications are to be delivered by giving the other party to this Warrant notice thereof in the manner set forth in this Section 6.

       7. Change; Waiver. This Warrant except by agreement may not be changed, amended or modified in writing signed by the Company and the Holder.

       8. No Rights as Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise of this Warrant.

       9. Headings. The headings in this Warrant are for purposes of reference only and shall not be deemed to constitute a part hereof.

       10. Governing Law. This Warrant is delivered in the State of Delaware and shall be construed in accordance with and governed by the laws of such state without regard to its conflicts of laws rules.

Dated: December 15, 2000

                                                NAVISITE, INC.



                                                By:___________________________

                                                Title:________________________

                                                                       EXHIBIT A

                       NOTICE OF EXERCISE OR CONVERSION

TO: NAVISITE, INC.

    1. The undersigned hereby elects to receive __________ shares of Common Stock of NaviSite, Inc., pursuant to the terms of the attached Warrant.

    2. Method of Exercise (Please initial the applicable blank):

       ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

       ___ The undersigned elects to convert the attached Warrant by means of the conversion provisions of Section 2(b) of the Warrant.

    3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                      _________________________________
                                    (Name)

                      _________________________________


                      _________________________________
                                   (Address)

    4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

       All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Warrant.

                       _________________________________
                                Name of Holder

                       _________________________________
                       Signature of Authorized Signatory

                       _________________________________
                             Print Name and Title

                       _________________________________
                                     Date

                                                                       EXHIBIT B

                                ASSIGNMENT FORM

(To be executed only upon the assignment of the within Warrant)


        FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ___________________ all of the rights of the undersigned under the within Warrant, with respect to shares of Common Stock (as defined within the Warrant) of NaviSite, Inc., and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint _________________ attorney to register such transfer on the books of NaviSite, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:_____________

Signature Guaranteed

____________________                     By:_________________________________
                                            (Signature of Registered Holder)

                                         Title:______________________________

NOTICE: The signature to this Notice of Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

               The signature to this Notice of Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                                                       EXHIBIT E

                       FORM OF INVESTOR RIGHTS AGREEMENT
                                AMENDMENT NO. 2

                                NAVISITE, INC.

                           INVESTOR RIGHTS AGREEMENT
                                AMENDMENT NO. 2

          In connection with the execution of the Note and Warrant Purchase Agreement, dated as of December 12, 2000, by and between NaviSite, Inc., a Delaware corporation (the "Company"), and CMGI, Inc., a Delaware corporation (the "Purchaser"), the Company and the Purchaser do hereby amend the Investor Rights Agreement between the Company and the Purchaser, dated as of October 27, 1999 and first amended on June 8, 2000 (the "Investor Rights Agreement"), by this Amendment No. 2 to the Investor Rights Agreement (this "Amendment").

          The Investor Rights Agreement is hereby amended by replacing the definition of "Registrable Shares" under "Section I, Certain Definitions" in its entirety as follows:

               "Registrable Shares" means (a) the shares of Common Stock held by
                ------------------
          the Investor upon the closing of the Initial Public Offering; (b) the shares of Common Stock acquired by the Investor upon consummation of the transactions contemplated by the Common Stock Purchase Agreement between the Company and the Investor, dated as of June 8, 2000; (c) the shares of Common Stock acquired by the Investor upon any conversion of the Notes issued pursuant to the Note and Warrant Purchase Agreement between the Company and the Investor, dated as of December 12, 2000, (the "Note and Warrant Purchase Agreement"); (d) the shares of Common Stock acquired by the Investor as payment for interest accrued on the Notes issued pursuant to the Note and Warrant Purchase Agreement; (e) the shares of Common Stock acquired by the Investor upon exercise or conversion of the Warrants issued pursuant to the Note and Warrant Purchase Agreement; and (f) any other shares of Common Stock issued in respect of such shares of Common Stock referred to in clause (a), (b), (c), (d) or (e) (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity which, by virtue of Section 3.4 of this Agreement, is not entitled to the rights provided by this Agreement.

          This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

          This Amendment may be executed in two counterparts, each of which shall be deemed to be an original, and both of which together shall constitute one and the same document. This Amendment may be executed by facsimile signatures.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.


NAVISITE, INC.                             CMGI, INC.



By:_______________________________         By:_________________________________
Name:  Joel B. Rosen                       Name:  Andrew J. Hajducky III
Title: Chief Executive Officer             Title: Chief Financial Officer
                                                  and Treasurer

Address:                                   Address:


400 Minuteman Road                         100 Brickstone Square, 5/th/ Floor
Andover, Massachusetts 01810               Andover, Massachusetts 01810

Telephone No: (978) 682-8300               Telephone No: (978) 684-3600
Facsimile No: (978) 688-8100               Facsimile No: (978) 684-3601

with copy to:                              with copy to:

Mark G. Borden, Esquire                    David T. Brewster, Esquire
Hale and Dorr LLP                          Skadden, Arps, Slate, Meagher
60 State Street                              & Flom LLP
Boston, Massachusetts 02109                One Beacon Street, 31/st/ Floor
                                           Boston, Massachusetts 02108

Telephone No: (617) 526-6000               Telephone No: (617) 573-4800
Facsimile No: (617) 526-5000               Facsimile No: (617) 573-4822

                                                                       EXHIBIT F

                        FORM OF SUBORDINATION AGREEMENT


     THIS SUBORDINATION AGREEMENT (this "Agreement"), dated the 12th day of December, 2000, is by and among CMGI, Inc. ("CMGI") and NaviSite, Inc. ( the "Company"). Certain other terms used herein are defined in section 1.1.

     CMGI and the Company are entering into this Agreement in order to set forth the relative rights among the Senior Lenders and the Subordinated Lenders in respect of certain indebtedness and obligations owing to such parties by the Company.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   Subordination of Subordinated Indebtedness.  The payment of the
     ------------------------------------------
Subordinated Indebtedness and the rights of the holders thereof are subordinated to the payment of the Superior Indebtedness and the rights of the holders thereof to the extent specified in this section 1.

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
have the following respective meanings:

          "Bankruptcy Code" shall mean 11 U.S.C. (S) 101 et seq., as from time
           ---------- ----                               -- ---
     to time hereafter amended, and any successor or similar statute.

          "Blockage Period" shall have the meaning specified in section 1.4.
           -------- ------

          "Covenant Default" shall have the meaning specified in section 1.4.
           -------- -------

          "Liquidation Payment" shall have the meaning specified in section 1.3.
           ----------- -------

          "Payment Default" shall have the meaning specified in section 1.4.
           ------- -------

          "Permissible Securities" shall mean (a) any debt securities the
           ----------- ----------              -
     payment of which is subordinated, at least to the extent provided in this section 1 with respect to the Subordinated Indebtedness, to the payment of all Superior Indebtedness at the time outstanding and all securities issued in exchange therefor and (b) any shares of common stock of the Company.
                               -

          "Person" shall mean an individual, a corporation, a limited liability
           ------
     company, an association, a joint-stock company, a business trust or other similar organization, a partnership, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

          "Senior Lenders" shall mean any bank or other financial institution
           ------ -------
     which is the holder of any notes evidencing any Superior Indebtedness.

          "Subordinated Indebtedness" shall mean the principal amount of the
           ------------ ------------
     Indebtedness evidenced by the Subordinated Notes, together with any interest (including any interest accruing after the commencement of any action or proceeding under any bankruptcy, insolvency or other similar law, and any interest that would have accrued but for the commencement of any such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding), and premium and any other amount (including any fee or expense) due thereon or payable, if any, with respect thereto, including any such amounts payable by any guarantor thereof.

          "Subordinated Lenders" shall mean CMGI and each other holder from time
           ------------ -------
     to time of the Subordinated Notes.

          "Subordinated Notes" shall mean the Company's unsecured, subordinated
           ------------ -----
     convertible notes due December 12, 2003, together with any notes issued in exchange therefor or replacement thereof.

          "Subordination Notice" shall have the meaning specified in section
           ------------- ------
     1.4.

          "Superior Indebtedness" shall mean the principal amount of any
           -------- ------------
     indebtedness of the Company now outstanding or hereafter created, incurred or assumed, from any bank or other financial institution (or any amendment, substitution, replacement or refinancing thereof), together with any interest (including any interest accruing after the commencement of any action or proceeding under any bankruptcy, insolvency or other similar law, and any interest that would have accrued but for the commencement of any such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding) and premium or other amount (including any fee or expense) due thereon or payable with respect thereto, including any such amounts payable by any guarantor thereof; provided that,
                                                                  -------- ----
     the aggregate maximum amount of such indebtedness constituting Superior Indebtedness shall be $30,000,000, plus accrued interest thereon (the "Maximum Amount"), and any amount of such indebtedness in excess of the Maximum Amount outstanding at any time, or from time to time, shall not be Superior Indebtedness.

     1.2  Subordinated Indebtedness Subordinated to Superior Indebtedness; No
          -------------------------------------------------------------------
Amendments.
----------

          (a) The Company for itself and its successors and assigns, and for its subsidiaries and the successors and assigns of such subsidiaries, covenants and agrees, and each holder of any Subordinated Indebtedness, by its acceptance thereof, shall be deemed to have agreed, notwithstanding anything to the contrary in any of the Subordinated Notes or any other agreement, document or instrument related thereto, that the payment of the Subordinated Indebtedness shall be subordinated to the extent and in the manner set forth in this section 1, to the prior payment of Superior Indebtedness, up to the Maximum Amount, and that each Senior Lender that is the holder of Superior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Superior Indebtedness in reliance upon the provisions contained in this section 1. No present or future holder of Superior Indebtedness shall be prejudiced in the right to enforce the subordination of the Subordinated Indebtedness effected pursuant to this section 1 by any act or failure to act on the part of the Company.

          (b) Neither this section 1 nor any of the terms of the Subordinated Indebtedness relating to the timing or amount of any payment (or prepayment) of the principal of or premium, if any, or interest on the Subordinated Indebtedness, shall be amended without the written consent of the Company and the Senior Lenders holding not less than a majority in aggregate principal amount of the Superior Indebtedness at the time outstanding; provided, however, that the time for payment (or prepayment)
                  --------  -------
     of principal or interest may be extended, and the rate of interest may be decreased, without the consent of the Senior Lenders.

          (c) Unless and until the Maximum Amount of the Superior Indebtedness has been repaid, the Company shall not grant to the Subordinated Lenders any lien or security interest in or on any of the assets of the Company (or either of them) to secure the Subordinated Indebtedness without the written consent of the Senior Lenders holding not less than a majority in aggregate principal amount of the Superior Indebtedness at the time outstanding.

     1.3  Dissolution, Liquidation, Reorganization, etc. Upon any payment or
          ----------------------------------------------
distribution of the assets of the Company (or any of its subsidiaries) of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment of the Company (or any of its subsidiaries) or its (or their) securities, whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation or receivership proceedings, or upon a general assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company (or any of its subsidiaries), or otherwise (hereinafter a "Liquidation Payment"), then and in any such event:

          (a) the Senior Lenders shall be entitled to receive payment (or to have such payment duly provided for in a manner reasonably satisfactory to the Senior Lenders) of all amounts due or to become due on or in respect of all Superior Indebtedness, up to the Maximum Amount, before any Liquidation Payment, whether in cash, property or securities (other than Permissible Securities), is made on account of or applied to any of the Subordinated Indebtedness;

          (b) the Subordinated Indebtedness shall forthwith become due and payable, and any Liquidation Payment, whether in cash, property or securities (other than Permissible Securities), to which any Subordinated Lender would be entitled except for the provisions of this section 1, shall be paid or delivered by any debtor, custodian, liquidating trustee, agent or other Person making such Liquidation Payment, directly to the Senior Lenders, or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on account of the Superior Indebtedness, for application to the payment thereof, to the extent necessary to pay the Superior Indebtedness up to the Maximum Amount after giving effect to any concurrent payment or distribution, or provision therefor, to the Senior Lenders;

          (c) each Subordinated Lender holding Subordinated Indebtedness at the time outstanding hereby irrevocably authorizes and empowers the Senior Lenders or such Senior Lender's representative to collect and receive such Senior Lender's ratable share of any Liquidation Payment and to receipt therefor, and, if any holder of Subordinated Indebtedness fails to file a claim therefor at least ten (10) calendar days prior to the date established by rule of law or order of court for such filing, to file and prove (but not to vote) such claim therefor, provided that the Senior
                                                  --------
     Lenders shall concurrently send written notice thereof to each holder of Subordinated Indebtedness together with a copy of the proof of claim so filed; and

          (d) each Subordinated Lender shall execute and deliver to the Senior Lenders or their representative or representatives all such further instruments confirming the above authorization and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action, as may be reasonably requested by the Senior Lenders or such representative or representatives, to enforce such claims and to carry out the purposes of this section 1.

     Upon any payment or distribution of assets referred to in this section 1, the Subordinated Lenders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, insolvency, reorganization, liquidation, receivership or other proceeding is pending, or a certificate of the debtor, custodian, liquidating trustee, agent or other Person making any such payment or distribution to such Subordinated Lenders, for the purpose of ascertaining the Persons entitled to participate therein, the Senior Lenders, the then outstanding principal amount of the Superior Indebtedness and any and all amounts payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this section 1.

     1.4. No Payments With Respect to Subordinated Indebtedness in Certain
          ----------------------------------------------------------------
Circumstances.
-------------

          (a) Until such time that the Maximum Amount of Superior Indebtedness has been repaid, the Company will not, and will not permit any of its subsidiaries to, directly or indirectly, make or agree to make, and neither the Subordinated Lenders nor any assignee or successor thereof will accept or receive any payment or distribution (in cash, property or securities (other than Permissible Securities) by set-off or otherwise), direct or indirect, of or on account of the Subordinated Indebtedness if, at the time of such payment or distribution or immediately after giving effect thereto:

               (i) a default in the payment when due of all or any portion of the principal of or premium, if any, or interest on any Superior Indebtedness, up to the Maximum Amount, shall have occurred (a "Payment Default"); or

               (ii) all of the following four conditions shall exist:

                    (A) a default other than a Payment Default shall have
               occurred with respect to any Superior Indebtedness which permits the Senior Lenders to immediately accelerate the maturity thereof (a "Covenant Default");

                    (B) the Company and the Subordinated Lenders shall have
               received written notice (each a "Subordination Notice") of such Covenant Default from the requisite Senior Lenders, or their representative or representatives (which notice shall state that it is a "Subordination Notice" and shall make explicit reference to the provisions of this section 1.4(a)(ii));

                    (C) such Covenant Default shall not have been cured by the
               Company or waived in writing by the requisite Senior Lenders with respect to which such Covenant Default shall have occurred; and

                    (D) less than 180 days shall have elapsed after the date of receipt by the Company and the Subordinated Lenders of such Subordination Notice (any period during which the restrictions imposed by this section 1.4(a)(ii) are in effect being hereinafter referred to as a "Blockage Period");

          provided, however, that, for the purpose of this section 1.4(a)(ii),
          --------
          (1) Blockage Periods shall not be in effect for more than an aggregate
          --
          of 180 days during any period of 360 consecutive days, (2) Blockage
                                                                  -
          Periods shall not be in effect on more than three occasions, and (3)
                                                                            -
          no facts or circumstances known to the Senior Lenders giving any Subordination Notice on the date any Subordination Notice is given may be used or shall be effective as a basis for any subsequent Subordination Notice.

          (b) The restrictions imposed by section 1.4(a) shall cease to apply and the Company may resume payments in respect of the Subordinated Indebtedness (including any payments which shall not have been made on account of the provisions of this section 1, but excluding any payments which may have become due upon any acceleration of the maturity of the Subordinated Indebtedness) or any judgment with respect thereto upon the earliest to occur of (i) the cure of the Payment Default or Covenant
                           -
     Default by the Company, (ii) the written waiver thereof by the requisite
                              --
     Senior Lenders with respect to which such Payment Default or Covenant Default shall have occurred or (iii) in the case of a Covenant Default, (A)
                                     ---                                      -
     the expiration of the applicable Blockage Period or (B) the termination of
                                                          -
     such Blockage Period by such requisite Senior Lenders.

          (c) In the event of either (i) the failure of the Company to pay the
                                      -
     principal of and interest and premium, if any, on any Superior Indebtedness upon the maturity thereof or (ii) an acceleration of the maturity of the
                                   --
     principal of any Superior Indebtedness in accordance with the terms thereof (which acceleration has not been rescinded or annulled), such Superior Indebtedness shall first be paid up to the Maximum Amount (or provision for such payment shall be made in a manner reasonably satisfactory to the Senior Lenders) before any payment or distribution (in cash, properties or securities (other than Permissible Securities), by set-off or otherwise) is made on account of or applied to the Subordinated Indebtedness.

     1.5. Payments and Distributions Received.  If any payment or distribution
          -----------------------------------
of any kind or character, whether in cash, property or securities (other than Permissible Securities), shall be received by any Subordinated Lender in contravention of this section 1, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the Senior Lenders, or their representative or representatives, ratably according to the aggregate amount remaining unpaid on account of such Superior Indebtedness, for application to the payment of the Superior Indebtedness, to the extent necessary to pay such Superior Indebtedness up to the Maximum Amount, after giving effect to any concurrent payment or distribution, or provision therefor, to the Senior Lenders. In the event of the failure of any Subordinated Lender to endorse or assign any such payment or distribution, the Senior Lenders (or such Senior Lender's representative) are (is) hereby irrevocably authorized to endorse or assign the same.

     1.6. Subrogation.  Subject to the payment of the Superior Indebtedness up
          -----------
to the Maximum Amount, then and in each such case, the Subordinated Lenders shall be subrogated to the rights of each Senior Lender to receive any further payment or distribution in respect of or applicable to the Superior Indebtedness; and, for the purposes of such subrogation, no payment or distribution to the Senior Lenders of any cash, property or securities to which any Subordinated Lender would be entitled except for the provisions of this section 1 shall, and no payment over pursuant to the provisions of this section 1 to the Senior Lenders by the Subordinated Lenders shall as between either the Company, its creditors other than the Senior Lenders and the Subordinated Lenders, be deemed to be a payment by the Company to or on account of the Superior Indebtedness.

     1.7. Certain Notices. In the event that (a) any Superior Indebtedness or
          ---------------                     -
Subordinated Indebtedness shall be transferred or shall become due and payable before the expressed maturity thereof as the result of the occurrence of a default or any event of default or (b) any term or provision of any agreement,
                                    -
document or instrument related to the Superior Indebtedness or Subordinated Indebtedness shall be amended, modified or supplemented, or compliance therewith waived, the Company will give immediate written notice in writing of such event to each Subordinated Lender and Senior Lender (together with copies of all related agreements, documents and instruments). Each notice of any transfer of any Superior Indebtedness or Subordinated Indebtedness shall include the name and address of the applicable transferee for purposes of this section 1. The Senior Lenders shall be obligated to give a Subordination Notice (as defined in section 1.4) to a holder of Subordinated Indebtedness other than the initial holders thereof only if the Senior Lenders shall have been furnished written notice of such other holder's address for purposes of this section 1. No Subordinated Lender shall be obligated to give any notice under section 1.11 to any Senior Lender unless such Subordinated Lender shall have been furnished written notice of the address of such Senior Lender for purposes of this section 1.

     Each Subordinated Lender will endeavor to furnish to the Senior Lenders (or their agent or representative) copies of any notice furnished by such holder to the Company of the occurrence of an event of default (as defined under the Subordinated Notes) and of the acceleration of any Subordinated Indebtedness, provided that the failure to furnish such copies of any such notice to the
--------
Senior Lenders shall not be actionable by any Person and shall not have any effect upon any of the rights and obligations of the parties hereto or any of the rights of any Subordinated Lender on account of any event of default (as defined under the Subordinated Notes) or otherwise.

     1.8.  Subordination Not Affected, etc.  The terms of this section 1, the
           -------------------------------
subordination effected hereby and the rights created hereby of the Senior Lenders shall not be affected by (a) any amendment or modification of or
                                  -
supplement to any Superior Indebtedness (or any renewal, extension, refinancing or refunding thereof) or any agreement, document or instrument relating thereto,
(b) any exercise or non-exercise of any right, power or remedy under or in
 -
respect of any Superior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto or (c) any
                                                                       -
waiver, consent, release, indulgence, delay or other action, inaction or omission, in respect of any Superior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto, whether or not any Subordinated Lender shall have had notice or knowledge of any of the foregoing.

     1.9.  Obligations Unimpaired.  The provisions of this section 1 are solely
           ----------------------
for the purpose of defining the relative rights of the Senior Lenders, on the one hand, and the Subordinated Lenders, on the other hand, and (a) subject to
                                                                -
the rights, if any, under this section 1 of the Senior Lenders, nothing in this section 1 shall (i) impair as between either the Company and any Subordinated
                 -
Lender as to which the Company is liable, the obligation of the Company, which is unconditional and absolute, to pay to such Subordinated Lender all amounts due under any Subordinated Indebtedness in accordance with the terms of thereof or (ii) except as otherwise provided in section 1.11, prevent any Subordinated
    --
Lender from exercising all remedies available to such Subordinated Lender, whether arising under any agreement, document or instrument related thereto, applicable law or otherwise, and (b) no Person is entitled to any third party
                                  -
beneficiary rights or other similar rights on account of or under this section 1 other than the Senior Lenders. The failure to make any payment due in respect of any of the Subordinated Indebtedness or to comply with any of the terms and conditions of any of the agreements, documents and instruments related to any of the Subordinated Indebtedness by reason of any provision of this section 1 shall not be construed as preventing the occurrence of any default or event of default with respect to the Subordinated Indebtedness.

     1.10. Holders of Subordinated Indebtedness Entitled to Assume Payments Not
           --------------------------------------------------------------------
Prohibited in Absence of Notice.  No Subordinated Lender shall at any time
-------------------------------
be charged with knowledge of the existence of any facts which would prohibit the making of any payment to it, unless and until such Subordinated Lender shall have received written notice thereof from the Company or from any Senior Lender or any agent or representative thereof. Prior to the receipt of any such notice, each Subordinated Lender shall be entitled to assume conclusively that no such facts exist, without, however, limiting any right of any Senior Lender under this section 1 to recover from any Subordinated Lender any payment made in contravention of this section 1. Each payment on the Subordinated Indebtedness by the Company shall be deemed to constitute a representation of the Company that such payment is permitted to be paid by the Company under this section 1.

     Each Subordinated Lender shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Senior Lender or to be the agent or representative of any Senior Lender to establish that such notice has been given by any such Person. In the event that such Subordinated Lender determines in good faith that further evidence is required with respect to the right of any such Person to participate in any payment or distribution pursuant to this section 1, such Subordinated Lender may request such Person to furnish evidence to the reasonable satisfaction of such Subordinated Lender as to any fact pertinent to the rights of such Person under this section 1, and if such evidence is not furnished, such Subordinated Lender may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     1.11.  Limitation on Right of Action.  Notwithstanding anything to the
            -----------------------------
contrary contained in any of the Subordinated Notes or any other agreement, document or instrument related thereto, each of the Subordinated Lenders agrees that, until such time that the Maximum Amount of Superior Indebtedness has been repaid, such Subordinated Lender will not accelerate any of the Subordinated Indebtedness or take any other enforcement action with respect to the Subordinated Indebtedness, unless:

            (a) the Senior Lenders shall have accelerated the Superior Indebtedness or shall have foreclosed upon any collateral securing the same;

            (b) a proceeding under the Bankruptcy Code or any similar state statute or law (including any law providing for the appointment of a receiver or other similar official) shall have been commenced by or against the Company by Persons other than the Subordinated Lenders; or

            (c) both (i) an event of default under (and as defined in) the
                      -
     Subordinated Notes shall have occurred and shall have continued uncured and unwaived for a period of 180 days and (ii) prior to accelerating any of the
                                            --
     Subordinated Indebtedness or taking any other enforcement action with respect to the Subordinated Indebtedness, such Subordinated Lender shall have given each Senior Lender written notice of the same (which notice may be given prior to the expiration of such 180-day period), which notice shall specify in reasonable detail the default on the basis of which Subordinated Lender shall take any enforcement action and the enforcement action that such Subordinated Lender then intends to take.

     1.12.  Legends, etc.  The Company covenants to cause each Subordinated Note
            -------------
(or other instrument evidencing any of the Subordinated Indebtedness) now or hereafter issued to contain a provision or legend in substantially the following form:

          THE PAYMENT OF THIS NOTE AND THE RIGHTS OF THE HOLDER OF THIS NOTE ARE SUBORDINATED TO THE PAYMENT OF SUPERIOR INDEBTEDNESS AND THE RIGHTS OF THE HOLDERS OF SUPERIOR INDEBTEDNESS

          UPON THE TERMS OF SUBORDINATION SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED DECEMBER 12, 2000 AMONG THE ISSUER(S) OF THIS NOTE AND CMGI, INC., AS AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME.


2.   Sharing of Certain Payments on Subordinated Indebtedness.  Each of the
     --------------------------------------------------------
Subordinated Lenders agrees with each of the other Subordinated Lenders that any payment or distribution (in cash, property or securities (including Permissible Securities) by setoff or otherwise (including any Liquidation Payment)), direct or indirect, of or on account of any Subordinated Indebtedness (or any collateral securing the same) which is actually received by such Subordinated Lender at a time at which any default in payment on any Subordinated Indebtedness has occurred and is continuing with respect to any Subordinated Indebtedness shall be shared with and paid by such Subordinated Lender to each of the other Subordinated Lenders in proportion to the outstanding principal amount of the Subordinated Indebtedness owing to each of the Subordinated Lenders at the time such payment or distribution is made.

3.   Notices.  All communications provided for herein shall be in writing and
     -------
sent (a) by telecopy if the sender on the same day sends a confirming copy of
      -
such communication by a recognized overnight delivery service (charges prepaid),
(b) by a recognized overnight delivery service (charges prepaid), or (c) by
 -                                                                    -
messenger. The respective addresses of the parties hereto for purposes of this Agreement are set forth in the Note and Warrant Purchase Agreement of even date herewith by and between the Company and CMGI. Any party may change its address (or telecopy number) by notice to each of the other parties in accordance with this section 3. Communications under this Agreement shall be deemed given only when actually received.

4.   Several Obligations of Subordinated Lenders.  The rights and obligations of
     -------------------------------------------
the Subordinated Lenders hereunder are several and not joint and several. No Subordinated Lender shall be liable, directly or indirectly, hereunder on account of any act or omission of any other Subordinated Lender.

5.   Binding Effect.  This Agreement shall be binding upon the Company, and its
     --------------
successors and assigns, each existing and future Subordinated Lender, and each existing and future Senior Lender.

6.   Amendments and Waivers.   This Agreement may not be amended nor may
     ----------------------
compliance with the terms hereof be waived except by a written instrument signed by the Senior Lenders holding not less than a majority of the aggregate principal amount of Superior Indebtedness at the time outstanding, the Subordinated Lenders holding not less than a majority of the aggregate principal amount of Subordinated Indebtedness at the time outstanding, and the Company.

7.   Governing Law; Jurisdiction.  This Agreement, including the validity hereof
     ---------------------------
and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. Each of the parties hereto, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in The Commonwealth of Massachusetts and consents to the jurisdiction of the courts of The Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. Each of the parties hereto further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address referred to in section 3 or as otherwise provided under the laws of The Commonwealth of Massachusetts. Notwithstanding the foregoing, each of the parties hereto agrees that nothing contained in this section 7 shall preclude the institution of any such suit, action or other proceeding in any jurisdiction other than The Commonwealth of Massachusetts.

8.   Miscellaneous.  The headings in this Agreement are for purposes of
     -------------
reference only and shall not limit or otherwise affect the meaning hereof or thereof. This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the parties hereto, as the case may be, on separate counterparts but all such counterparts shall together constitute but one and the same instrument.

           [The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.



                             NAVISITE, INC.


                             By:___________________________
                                Name:
                                Title:



                             CMGI, INC.


                             By:___________________________
                                Name:
                                Title:



                   Signature Page to Subordination Agreement

                                                                       EXHIBIT G

                         FORM OF HALE AND DORR OPINION


     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted, to enter into and perform the Note and Warrant Purchase Agreement, the Investor Rights Agreement Amendment, the Subordination Agreement, the Initial Note and the Warrants and to carry out the transactions contemplated by the Note and Warrant Purchase Agreement, the Investor Rights Agreement Amendment, the Subordination Agreement, the Initial Note and the Warrants. The Company is duly qualified to do business and in good standing in the Commonwealth of Massachusetts and the State of California.

     2. The authorized capital stock of the Company (immediately prior to the Initial Closing) is as set forth in Section 3(b) of the Note and Warrant Purchase Agreement.

     3. The Shares have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company; and the Shares, when issued, sold and delivered in accordance with the provisions of the Note and Warrant Purchase Agreement, the Initial Note and the Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and not subject to any statutory preemptive rights.

     4. The execution, delivery and performance by the Company of the Note and Warrant Purchase Agreement, the Investor Rights Agreement Amendment, the Subordination Agreement, the Initial Note and the Warrants have been duly authorized by all necessary corporate action and the Note and Warrant Purchase Agreement, the Investor Rights Agreement Amendment, the Subordination Agreement and the Initial Note have been duly executed and delivered by the Company. The Note and Warrant Purchase Agreement, the Investor Rights Agreement Amendment, the Subordination Agreement and the Initial Note constitute, and the Warrants when issued in accordance with the Note and Warrant Purchase Agreement will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The execution and delivery of the Note and Warrant Purchase Agreement, the Investor Rights Agreement Amendment and the Subordination Agreement, the issuance and delivery of the Initial Note and the Warrants and the offer, issue and sale of the Shares thereunder, will not (i) conflict with, or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company or any agreement filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2000; or (ii) violate or otherwise fail to comply with any law or court order or rule, regulation or requirement of the Nasdaq National Market.

     5. Except as obtained and in effect at the Initial Closing, no consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any governmental authority (other than filings required to be made after the Initial Closing under applicable federal and state securities laws) is required on the part of the Company in connection with the execution and delivery of the Note and Warrant Purchase Agreement, the Investor Rights Agreement Amendment or the Subordination Agreement, the issuance and delivery of the Initial Note and the Warrants or the offer, issue, sale and delivery of the Shares.

     6. Based on the representations of the Purchaser in Section 4 of the Note and Warrant Purchase Agreement, the offer, issuance and sale of the Shares pursuant to the Initial Note and Warrants are exempt from registration under the Securities Act of 1933, as amended.